Agreement and Articles of Merger

           THE POTOMAC EDISON COMPANY OF VIRGINIA
               MONTEREY UTILITIES CORPORATION
         THE POTOMAC EDISON COMPANY OF WEST VIRGINIA
                             AND
         THE POTOMAC EDISON COMPANY OF PENNSYLVANIA
                            INTO
                 THE POTOMAC EDISON COMPANY

      Agreement and Articles of Merger, dated as of May 31, 1974, among The Potomac Edison Company, a
Maryland corporation ("Potomac Edison"), The Potomac
Edison Company of Virginia, a Virginia corporation all of whose issued and outstanding capital stock is owned by Potomac Edison ("PE Virginia"), Monterey Utilities
Corporation, a Virginia corporation all of whose issued and outstanding capital stock is owned by PE Virginia
("Monterey"), The Potomac Edison Company of West
Virginia, a West Virginia corporation all of whose issued and outstanding capital stock is owned by Potomac Edison
("PE West Virginia") and The Potomac Edison Company of
Pennsylvania, a Pennsylvania corporation all of whose issued and outstanding capital stock is owned by Potomac
Edison ("PE Pennsylvania"),

                         WITNESSETH:

      The parties hereby agree that PE Virginia, Monterey, PE West Virginia and PE Pennsylvania shall be merged into Potomac Edison in the manner authorized and prescribed by the provisions of Article 23 of the 1957
Code  of Maryland, as amended, Title 13.1 of the 1950
Code of Virginia, as amended, Chapter 31 of the West
Virginia Code of 1961, as amended, and the Pennsylvania
Business Corporation Law, Act 106, Laws of 1933, as revised by Act 519, Laws of 1965, and hereby set forth as follows:

                            FIRST

PURSUANT TO ARTICLE 23 OF THE 1957 CODE OF MARYLAND

      1.1 The terms and conditions of the merger and the mode of carrying the same into effect are as follows:

      1.2   PE Virginia, Monterey, PE West Virginia and PE
Pennsylvania agree to effect the merger into Potomac
Edison, hereinafter designated the "Surviving
Corporation" and sometimes referred to in this part as the "Corporation" which agrees to effect the merger with the said corporations.


      1.3 The corporation to survive the merger is Potomac Edison. The state under the laws of which the Surviving Corporation was formed is Maryland but the Surviving Corporation shall continue as a corporation under the laws each of Maryland and Virginia. The name under which the Surviving Corporation will continue is The Potomac Edison Company.

      1.4 The name and state of incorporation of each corporation party to this Agreement and Articles of Merger are as follows:

The Potomac Edison Company                  Maryland

The Potomac Edison Company of VA            Virginia

Monterey Utilities Corporation              Virginia

The Potomac Edison Company of WV            West Virginia

The Potomac Edison Company of PA            Pennsylvania

The date of incorporation of PE Virginia is June 20, 1904, and it was incorporated under general law. The date of incorporation of Monterey is April 29, 1930, and it was incorporated under general law. The date of incorporation of PE West Virginia is July 27, 1916, and it was incorporated under general law. The date of incorporation of PE Pennsylvania, is March 1, 1917, and it was incorporated under general law. Neither PE
Virginia, Monterey, PE West Virginia nor PE Pennsylvania is now qualified or registered to do business in Maryland.

      1.5 The charter of the Surviving Corporation is hereby amended and restated to read in its entirety as set forth in part SIXTH hereof.

      1.6 The total number of shares of stock of all classes which Potomac Edison has authority to issue, and the number and par value of the shares of each class, or a statement that such shares are without par value, and, in the case of shares having par value, the aggregate par value of all such shares of all classes are as set forth in Article V of part SIXTH thereof.

      The total number of shares of stock of all classes which PE Virginia has authority to issue is 400 000 shares of the par value of $100 each and all of one class. The aggregate par value of all such shares is $40 000 000.


      The total number of shares of stock of all classes which Monterey has authority to issue is 3 000 shares of the par value of $100 each and all of one class. The aggregate par value of all such shares is $300 000.

      The total number of shares of stock of all classes which PE West Virginia has authority to issue is 400 000 shares of the par value of $100 each and all of one class. The aggregate par value of all such shares is $40 000 000.

      The total number of shares of stock of all classes which PE Pennsylvania has authority to issue is 3 598 000 shares without par value.

      1.7 There shall be no conversion or exchange of the issued and outstanding shares of either class of the Surviving Corporation and the said shares shall remain issued and outstanding.

      All of the outstanding 270 250 shares of stock of PE
Virginia shall be retired and cancelled and no shares in the Surviving Corporation shall be issued in lieu thereof.

      All of the outstanding 3 000 shares of stock of Monterey shall be retired and cancelled and no shares in the Surviving Corporation shall be issued in lieu thereof.

      All of the outstanding 350 000 shares of stock of PE
West Virginia shall be retired and cancelled and no shares in the Surviving Corporation shall be issued in lieu thereof.

      All of the outstanding 3 438 000 shares of stock of PE Pennsylvania shall be retired and cancelled and no shares in the Surviving Corporation shall be issued in lieu thereof.

      No consideration is to be paid, transferred or issued by the Surviving Corporation for shares of stock of each of the corporations party to this Agreement and Articles of Merger.

      1.8 The location of the principal office of Potomac
Edison is Downsville Pike, Hagerstown, Washington
County, Maryland. Neither PE Virginia, Monterey, PE West
Virginia nor PE Pennsylvania has a principal office in Maryland. None of the corporations party to this Agreement and Articles of Merger, other than the Surviving Corporation, owns property in Maryland the title to which could be affected by the recording of an instrument among the land records.

      1.9 This Agreement and Articles of Merger, including the charter as amended and restated, were duly advised by the Board of Directors and approved by the stockholder of Potomac Edison in the manner required by the General
Corporation Law of Maryland and by the charter of Potomac
Edison.

      1.10 The merger to be effected hereby was duly advised, authorized and approved in the manner and by the vote required by the charters of PE Virginia, Monterey, PE West Virginia and PE Pennsylvania and by the laws of the States under which said corporations are organized.

                           SECOND

PURSUANT TO TITLE 13.1 OF THE 1950 CODE OF VIRGINIA AS
AMENDED

      2.1 The plan of merger is set forth in Sections 1.2,
1.3 and 1.7 of this Agreement and Articles of Merger.

      2.2 The board of directors of PE Virginia approved the plan at a meeting on June 18, 1973; the sole stockholder of record adopted the plan by consent on May 23, 1974 in the manner provided in the Stock
Corporation Act.

      The board of directors of Monterey approved the plan at a meeting on July 16, 1973; the sole stockholder of record adopted the plan by consent on May 23, 1974 in the manner provided in the Stock Corporation Act.

      2.3 The number of shares of PE Virginia outstanding and entitled to vote on the merger is 270 250 shares of common stock.

      The number of shares of Monterey outstanding and entitled to vote on the merger is 3 000 shares of common stock.

      2.4 The number of shares of PE Virginia which consented to the plan of merger was 270 250 and the consent was unanimous.

      The number of shares of Monterey which consented to the plan of merger was 3 000 and the consent was unanimous.

      2.5 The amount of stated capital of the Surviving
Corporation on the effective date of the merger is $125 708 100.

      The merger is permitted by the laws of the states under which Potomac Edison, PE West Virginia and PE
Pennsylvania are organized, and all conditions required by the laws of such states have been satisfied.

The Surviving Corporation is to be both a domestic corporation and a Maryland corporation.


                            THIRD

PURSUANT TO CHAPTER 31 OF THE WEST VIRGINIA CODE OF 1961

      3.1 The terms and conditions of the merger are as provided in Sections 1.2, 1.3 and 1.7 of this Agreement and Articles of Merger.

      3.2 The mode of carrying the merger into effect is as provided in Sections 1.2, 1.3 and 1.7 of this Agreement and Articles of Merger.

      3.3 The manner of converting the shares of each of the constituent corporations into shares or other securities of the Surviving Corporation is as provided in
Section 1.7 of this Agreement and Articles of Merger.

      3.4 The laws of the States of Maryland and Virginia are selected as the laws which shall govern the Surviving Corporation.

      3.5 The name of the Surviving Corporation is The
Potomac Edison Company.

      3.6 The post office address of the principal place of business of the Surviving Corporation is Downsville
Pike, Hagerstown, Maryland 21740.

      3.7 The objects of the Surviving Corporation are as set forth in part SIXTH of this Agreement and Articles of merger.

      3.8 The total number of shares of all classes of stock which the surviving Corporation shall have authority to issue and (1) the number of shares of each class thereof that are to have a par value and the par value of each such class, (2) the number of such shares that are to be without par value, and (3) a statement of all or any of the designations and the powers, preferences and rights, and the qualifications, limitations or restrictions thereof, are set forth in part SIXTH of this Agreement and Articles of Merger.

      3.9 The number of directors of the Surviving
Corporation, and their names and addresses, is as set forth in part SIXTH of this Agreement and Articles of Merger.

                           FOURTH

PURSUANT TO THE PENNSYLVANIA BUSINESS CORPORATION LAW

      4.1 The terms and conditions of the merger are as set forth in Sections 1.2, 1.3 and 1.7 of this Agreement and Articles of Merger.

      4.2 The mode of carrying the Merger into effect is as set forth in Sections 1.2, 1.3 and 1.7 of this Agreement and Articles of Merger.

      4.3 The manner of converting the shares of each corporation into shares or other securities or obligations of the Surviving Corporation is as set forth in Section 1.7 of this Agreement and Articles of Merger.

      4.4 The name of the Surviving Corporation is The
Potomac Edison Company and its domiciliary States are Maryland and Virginia. The locations of its offices registered with such states are Downsville Pike, Hagerstown, Maryland and 20 South Cameron Street,
Winchester, Virginia.

      4.5 The name and location of the registered offices of each other domestic business corporation and qualified foreign business corporation which is a party to the plan of merger are The Potomac Edison Company of Pennsylvania, North Grant Street Extended, Waynesboro,
Pennsylvania and The Potomac Edison Company, North Grant
Street Extended, Waynesboro, Pennsylvania.

      4.6 The plan of merger is to be effective as provided in Section 5.8 of this Agreement and Articles of Merger

      4.7 The plan of merger was adopted by the sole shareholder of PE Pennsylvania by consent dated May 23, 1974. The plan of merger was authorized, adopted or approved, as the case may be, by each of the foreign corporations party to the plan in accordance with the laws of the jurisdiction in which it was formed.

      4.8 The Secretary of the Commonwealth and his successor in office are hereby designated as the true and lawful attorney of the Surviving Corporation, upon whom may be served all lawful process in any action or proceeding against it for enforcement against it of any obligation of any constituent domestic corporation, or any obligation arising from the merger proceedings, or any action or proceeding to determine and enforce the rights of any shareholder under the provisions of Section
908 of the Pennsylvania Business Corporation Law. Service of process upon the Secretary of the Commonwealth shall be of the same legal force and validity as if served on such corporation, and the authority for such service of process shall continue in force as long as any of the aforesaid obligations and rights remain outstanding in this Commonwealth.


                            FIFTH

                           GENERAL

      5.1 PE West Virginia shall further evidence the title to any real property owned or held by it in West
Virginia immediately prior to the effective date of the merger by executing and acknowledging for record a confirmatory deed or deeds to its property, which deed or deeds shall be recorded in the office of the clerks of the county of the respective counties in which such property is situate; and such deed or deeds shall recite as the consideration therefor the merger and shall be deemed confirmatory of the title of such property in the Surviving Corporation.

      5.2 PE Virginia, Monterey, PE West Virginia and PE
Pennsylvania each hereby agrees that from time to time, as and when requested by the Surviving Corporation or by its successors or assigns, it will execute and deliver all such deeds and other instruments and will take or cause to be taken such further or other actions as the Surviving Corporation may deem necessary or desirable in order to vest or perfect in, or confirm of record or otherwise to, the Surviving Corporation title to and possession of all said property, rights, privileges, powers and franchises and otherwise to carry out the purposes of this Agreement and Articles of Merger.

      5.3 The Surviving Corporation shall pay all the expenses of carrying this Agreement and Articles of Merger into effect and of accomplishing the merger.



      5.4 For the convenience of the parties and to facilitate the filing or recording hereof, any number of counterparts hereof may be executed, and each such executed counterpart shall be deemed to be one and the same instrument.

      5.5 The officers of the Corporation shall be a President, one or more Vice-Presidents, a Secretary and one or more Assistant Secretaries, a Treasurer and one or more Assistant Treasurers. Other offices may be created, from time to time, pursuant to the by-laws of the Corporation. The names of those who shall be the officers of the Corporation are as follows:

           Name                             Office

      Charles B. Finch                 President

      John M. McCardell                Exec. Vice President
                                         and General Manager

      John Adams                       Vice President

      Paul M. Horst, Jr.               Vice President

      Robert B. Murdock                Vice President

      William H. MacMullen             Secretary & Treasurer

      John H. Larson                   Asst. Treasurer

      Dale F. Zimmerman                Asst. Treasurer
                                         and Asst. Secretary

      Carroll E. Summers               Asst. Secretary

      James W. Nicol                   Comptroller

      Dale W. Hollinger                Asst. Comptroller

      5.6 The present by-laws of Potomac Edison, altered as may be necessary to conform to the express provisions hereof where any inconsistency exists, shall be the bylaws of the Surviving Corporation.

      5.7 The Surviving Corporation shall, to the extent permitted by the laws of the States of Maryland, Virginia, West Virginia and Pennsylvania, possess all the rights, privileges, immunities, powers, franchises, and authority, of a public as well as of a private nature, of each of the constituent corporations; and all property of every description, and every interest therein, and all obligations, including subscriptions to shares, of or belonging to or due to each of the constituent corporations shall thereafter be taken and deemed to be transferred to and vested in the Surviving Corporation without further act or deed; and title to any real estate, or any interest therein, vested in any of the constituent corporations shall not revert or in any way be impaired by reason of the merger.

    The Surviving Corporation shall be liable for all the obligations of each of the constituent corporations, and all the rights of creditors of each of the constituent corporations shall be preserved unimpaired, and all liens upon the property of any of the constituent corporations shall be preserved unimpaired. Any claim existing or action or proceeding pending by or against any of the constituent corporations may be prosecuted to judgment, with right of appeal as in other cases, as if the merger had not taken place, or the Surviving Corporation may be substituted in the place of such constituent corporation.

      The Surviving Corporation shall execute an appropriate supplemental indenture to the Indenture dated as of October 1, 1944 from itself to Chemical Bank evidencing the transactions contemplated hereby and in connection herewith.

      5.8 The plan of merger is to be effective on the later of the close of business on May 31, 1974 and the date of completion of the filing and recording of this Agreement and Articles of Merger in accordance with the provisions of Article 23 of the 1957 Code of Maryland, as amended, Title 13.1 of the 1956 Code of Virginia, as amended, Chapter 31 of the West Virginia Code of 1961, as amended, and the Pennsylvania Business Corporation Law.
When the plan of merger becomes effective the separate existences of PE Virginia, Monterey, PE West Virginia and
PE Pennsylvania shall cease.

      5.9 This Agreement and Articles of Merger, including the charter amendments effected hereby, is subject to all requisite regulatory authorities.

      5.10 At any time prior to the filing of this Agreement and Articles of Merger with the State
Department of Assessments and Taxation of Maryland, the State Corporation Commission of Virginia, the Secretary of State of the State of West Virginia or the Department of State of the Commonwealth of Pennsylvania, the plan of merger may be terminated by majority vote of the board of directors of any corporation which is a party to the plan notwithstanding approval of the plan by the shareholders of all or any of the corporations which are parties to the plan.
                            SIXTH

                  ARTICLES OF INCORPORATION

                             I.

      The name of the corporation (hereinafter referred to as the "Corporation") shall be THE POTOMAC EDISON
COMPANY.
                             II.

      The Corporation is to conduct business as a public service company. The purposes for which the Corporation is formed and the business or objects to be carried on and promoted by it are more fully stated as follows:

           (a) To produce, generate, buy, sell, lease, deal in, transmit and distribute (i) power, light, energy and heat in the form of electricity, (ii) by-products thereof and (iii) devices, facilities and equipment for the use in connection therewith;

           (b) To acquire (by construction, purchase, condemnation, lease or otherwise), use, maintain, operate, deal in and dispose of, power plants, dams, substations, office machinery, property
      (real, personal and mixed) and facilities
      (including water power, nuclear and other sites), and all fixtures, equipments and appliances, necessary, appropriate, incidental or convenient for its corporate purposes; and

           (c) To conduct business as a public service company, which business is briefly described as the purchase, generation, transmission, distribution and sale, both at whole sale and at retail, of electricity for light, heat and power purposes in the State of Maryland, the State of West Virginia, the Commonwealth of Virginia, the Commonwealth of Pennsylvania and elsewhere.

      The above purposes and powers shall be the only purposes and powers of the Corporation to be exercised in the Commonwealth of Virginia.

      In addition to the above purposes and powers, the Corporation shall be authorized to exercise and enjoy all powers, rights, franchises, and privileges granted to or conferred upon corporations by the laws of the State of Maryland, including but not limited to the following:

           (a) To transact any business in which
      electricity may be applied to any useful purpose;
      to manufacture, or otherwise generate or produce, whether by hydraulic, steam, nuclear fission or other power, and to buy, sell, accumulate, store, transmit, furnish, supply, distribute and otherwise deal in and with and to use electric current for light, heat, power and any other purposes.

           (b) To purchase, lease or otherwise acquire, construct, erect, hold, own, improve, enlarge, maintain, operate and manage and to sell, lease or otherwise dispose of power plants, generating stations and other buildings, transmission lines, poles, wires, conduits and other works, equipment, machinery and appliances for the manufacture, generation, accumulation, storage, transmission, distribution and use of electric current.

           (c) To manufacture, produce, buy, sell, lease, install and otherwise deal in and with fixtures, chandeliers, brackets, lamps, globes and other supplies, devices and appliances used for and in connection with the generation, transmission, distribution or use of electric current for light, heat or power or otherwise.

           (d) To purchase, lease or otherwise acquire, hold, own, develop, improve, maintain, operate and manage, and to sell, lease or otherwise dispose of any lands containing coal, gas, oil, uranium or other minerals or ores, stone, sand or clay, or bearing timber, and any and all rights or interests whatsoever therein or thereto.

           (e) To mine, quarry, or otherwise extract or remove coal, timber, gas, oil, uranium, stone, sand or clay, or other ores, minerals, materials or substances from any such lands, or in the exercise of any such rights or interests, to prepare the same for market by any mining, metallurgical, milling, refining or other process desired, and to store, supply, ship, transport, exchange, sell, deal in or otherwise dispose of the same and all by-products thereof.

           (f) To purchase, lease or otherwise acquire, construct, erect, hold, own, improve, enlarge, maintain, operate and manage, and to sell, lease or otherwise dispose of works and plants for the production, generation, purification and storage of gas (both natural and artificial) and for the refinement and storage of oil, and pipe lines, mains, pipes, conduits, ducts, services, meters and all necessary and proper apparatus and appliances for the distribution, measuring and sale of such gas and oil for light, heat, power and any other purpose to which the same are now or hereafter may be applied.

           (g) To carry on the business of manufacturing and furnishing steam for heating or other purposes through conduits laid in streets or otherwise.

           (h) To acquire by purchase, subscription or otherwise, and to hold, sell, assign, transfer, exchange, lease, mortgage, pledge or otherwise dispose of, any shares of stock or any bonds or other securities or evidences of indebtedness issued or created by any other corporation, and while the owner or holder of any such shares of stock, bonds or other obligations, to possess and exercise in respect thereof any and all the rights, powers and privileges of individual holders, including the right to vote on any shares of stock so held or owned.

           (i) To guarantee the payment of dividends upon any shares of stock of, or the performance of any contract by, any other corporation in which this Corporation has an interest, and to endorse or otherwise guarantee the payment of the principal and the interest, or either, of any bonds, debentures, notes, securities or other evidences of indebtedness created or issued by any such other corporation.

           (j) To acquire the good will, rights, property both real and personal and assets of all kinds of any person, firm or corporation, domestic or foreign, and pay for the same in money, stock, bonds, debentures or other securities of this Corporation or otherwise in any manner permitted by law.

           (k) To borrow money, issue bonds, debentures or obligations of the Company, from time to time, for moneys borrowed in payment for property purchased, or for any of the other objects or purposes of the Corporation; to secure the same by mortgage or mortgages or deed or deeds of trust upon or pledge of any or all of the property, rights, privileges or franchises of the Corporation wherever situated, acquired or to be acquired in the manner permitted by law, and to sell or otherwise dispose of any or all such bonds, debentures or obligations, in such manner and upon such terms as the Board of Directors may deem judicious.

           (l) To purchase shares of its capital stock of any class now or hereafter authorized.

           (m) To engage in or carry on any other
      business which may conveniently be conducted in conjunction with any of the business of the Corporation. And in general to do any and all things and exercise any and all powers which it may now or hereafter be lawful for the Corporation to do or exercise under and in pursuance of the laws of the State of Maryland and of the Commonwealth of Virginia.

      It is the intention that the objects and purposes specified in this Article Second shall not, unless otherwise specified herein, be in any wise limited or restricted by reference to or inference from the terms of any other clause of this or any other Article in this Certificate of Incorporation, but that the objects and purposes specified in each of the clauses of this Article shall be regarded as independent objects and purposes. It is also the intention that said clauses be construed both as purposes and powers, and not as limitations, and generally that the Corporation shall be authorized to exercise and enjoy all powers, rights, franchises and privileges granted to or conferred upon corporations of this character by the laws of the State of Maryland and of the Commonwealth of Virginia, and the enumeration of certain powers as herein specified is not intended as exclusive of or as a waiver of any of the powers, rights, franchises or privileges granted or conferred by the laws of said State and of said Commonwealth now or hereafter in force.


                            III.

      (a) The post office address of the place at which the principal office of the Corporation in the State of Maryland will be located is Downsville Pike, Hagerstown, Maryland 21740. The resident agents of the Corporation who will be in charge of its principal office are William
H. MacMullen and Dale F. Zimmerman whose post office address is Downsville Pike, Hagerstown, Maryland 21740.
Each said resident agent is a citizen of the State of Maryland and actually resides therein.

      (b) The post office address of the registered office of the Surviving Corporation in Virginia is 20
South Cameron Street, in the City of Winchester, Virginia
22601 and the name of its registered agent at such address is J. Sloan Kuykendall, Esq. Said registered agent is a resident of Virginia and a member of the Virginia State Bar.


                             IV.

      The number, names and addresses of the directors who shall act as such until their successors are duly chosen and qualified, are as follows:

      Directors. The number of directors shall be fourteen, unless and until such number shall be changed, from time to time, in the manner permitted by law. The names and addresses of the directors are as follows:


      Name                              Address

J. Lee Rice, Jr., Chairman       c/o Treasure Cay Limited
   of the Board                  P.O. Box 3941,
                                 Miami, Fla. 33101

John Adams                       Allegheny Power Sys., Inc.,
                                 320 Park Ave.,
                                 New York, N.Y. 10022


Charles B. Finch                 Allegheny Power Sys., Inc.,
                                 320 Park Ave.,
                                 New York, N.Y. 10022

William A. Lyon                  742 Lexington Ave.,
                                 New York, N.Y. 10022

Francis H. May, Jr.              Greenwood Plaza,
                                 Denver, Colo. 80217

Francis J. McAlary               Allegheny Power Sys., lnc.,
                                 320 Park Ave.,
                                 New York, N.Y. 10022

Clarence F. Michalis             Bayville Road
                                 Locust Valley, N.Y. 11560

Blake T. Newton, Jr.             277 Park Avenue
                                 New York, N.Y. 10017

Charles W. Nichols, Jr.          630 Fifth Ave., Room 1525,
                                 New York, N.Y. 10022

Janet Gerdes Short               146 Nichols Road
                                 Cohasset, Mass. 02025

Joseph H. Taggart                37 Washington Square West,
                                 New York, N.Y. 10011

Edward H. Walworth, Jr.          516 West 59th Street
                                 New York, N.Y. 10019

E. Wallace Wilkinson             81 Hillcrest Avenue,
                                 Summit, N.J. 07901

John W. Riely                    18th Fl., 700 E. Main St.,
                                 Richmond, Virginia 23212


                             V.

      The total amount of the authorized capital stock of the Corporation is 9 575 000 shares, of which 5 450 000 shares of the par value of $100 each are Cumulative
Preferred Stock (amounting in the aggregate to $545 000 000 par value, issuable in one or more series as provided in Article VI hereof) and 4 125 000 shares without nominal or par value are Common Stock.


                             VI.

      The following is a description of each class of stock of the Corporation, with the preferences, voting powers, restrictions and qualifications of each class, the fixed annual dividends thereon, the times and prices of redemption thereof, and the conversion rights thereof, together with an express grant of authority to the Board of Directors to fix by resolution or resolutions certain thereof with respect to shares of the several series of the Cumulative Preferred Stock:

      (1) The Cumulative Preferred Stock may be issued from time to time in one or more series, with such distinctive serial designations as may be stated or expressed in this Article or in a resolution or resolutions providing for the issue of such stock adopted from time to time by the Board of Directors; and, in such resolution or resolutions providing for the issue of shares of each particular series, the Board of Directors is also expressly vested with authority to fix the following provisions of the shares of such series



           (a)   The designation of such series and the
      number of shares which shall constitute such series, which number may be increased or decreased
      (but not below the number of shares thereof then outstanding) from time to time by like action of the Board of Directors;

           (b)   The annual rate of dividends payable on
      shares of such series and the date from which dividends on all shares of such series issued prior to the record date for the first dividend on shares of such series shall be cumulative;

           (c)   The times and prices of redemption for
      shares of such series;

           (d)   The amount payable on shares of such
      series in the event of any liquidation, dissolution or winding up of the affairs of the Corporation, which amount may differ in the case of a voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation;

           (e)   The rights, if any, of the holders of
      shares of such series to convert such shares into shares of stock of the Corporation of any class or of any series of any class and the terms and conditions of such conversion; and

           (f)   Any other preferences, rights, voting
      powers, restrictions or qualifications of shares of such series:

so far as not inconsistent with the provisions of this Article applicable to all series of Cumulative Preferred
Stock, and to the full extent now or hereafter permitted by the laws of the State of Maryland and of the Commonwealth of Virginia. All shares of Cumulative
Preferred Stock shall be of equal rank and shall be identical, except in respect of the particulars that are fixed as hereinabove in this subsection provided; and all shares of each series shall be identical in all respects except as to the dates from which dividends thereon shall be cumulative.
      63,784 shares of the Cumulative Preferred Stock shall be a series of said Cumulative Preferred Stock designated as the 3.60% Cumulative Preferred Stock;
18 297 shares of the Cumulative Preferred Stock shall be a series of the Cumulative Preferred Stock designated as the 4.70% Cumulative Preferred Stock, Series B; 100 000 shares of the Cumulative Preferred Stock shall be a series of the Cumulative Preferred Stock designated as the $5.88 Cumulative Preferred Stock, Series C; 50 000 shares of the Cumulative Preferred Stock shall be a series of the Cumulative Preferred Stock designated as the $7.00 Cumulative Preferred Stock, Series D; 50 000 shares of the Cumulative Preferred Stock shall be a series of the Cumulative Preferred Stock designated as the $9.40 Cumulative Preferred Stock, Series E; 50 000 shares of the Cumulative Preferred Stock shall be a series of the Cumulative Preferred Stock designated as the $8.32 Cumulative Preferred Stock, Series F; and
100 000 shares of the Cumulative Preferred Stock shall be a series of the Cumulative Preferred Stock designated as the $8.00 Cumulative Preferred Stock, Series G.

      (2) The following is a statement of the powers, preferences and rights of the 3.60% Cumulative Preferred
Stock to the extent not set forth elsewhere herein:

           (a)   The annual rate of dividends payable on
      shares of such series shall be three and sixty hundredths per cent (3.60%) per annum of the par value thereof, and the date from which dividends shall be cumulative on all shares of such series, issued prior to the record date for the first dividend on shares of such series, shall be February 1, 1946;

           (b)   The redemption price for shares of such
      series shall be $103.75 per share;

           (c)   The amount payable on shares of such
      series in the event of any voluntary liquidation, dissolution or winding up of the affairs of the Corporation shall be $103.75 per share, and the amount payable upon any involuntary liquidation, dissolution or winding up of the affairs of the Corporation shall be the par value thereof;

           (d)   The holders of shares of such series
      shall not have the right to convert such shares into shares of the stock of the Corporation of any class or of any series of any class; and

           (e)   Unless and to the extent necessary to
      make good or prevent an impairment of its capital, the Corporation will not seek from the holders of the shares of such series, reimbursement for any State or local personal property taxes imposed with respect to such shares which it may be required to pay for the account of such holders by or under any present or future law of the State of Maryland, and will not charge such taxes in reduction of any amounts due to such holders as dividends or otherwise.

      (3) The following is a statement of the powers, preferences and rights of the 4.70% Cumulative Preferred
Stock, Series B, to the extent not set forth elsewhere herein:

           (a)   The annual rate of dividends payable on
      shares of such series shall be four and seventy hundredths per cent (4.70%) per annum of the par value thereof, and the date from which dividends shall be cumulative on all shares of such series, issued prior to the record date for the first dividend on shares of such series shall be December 1, 1948;

           (b)   The redemption price for shares of such
      series shall be $101 per share;

           (c)   The amount payable on shares of such
      series in the event of any voluntary liquidation, dissolution or winding up of the affairs of the Corporation shall be $101 per share, and the amount payable upon any involuntary liquidation, dissolution or winding up of the affairs of the Corporation shall be the par value thereof;

           (d)   The holders of shares of such series
      shall not have the right to convert such shares into shares of the stock of the Corporation of any class or of any series of any class;

           (e)   Unless and to the extent necessary to
      make good or prevent an impairment of its capital, the Corporation will not seek from the holders of the shares of such series, reimbursement for any State or local personal property taxes imposed with respect to such shares which it may be required to pay for the account of such holders by or under any present or future law of the State of Maryland, and will not charge such taxes in reduction of any amounts due to such holders as dividends or otherwise; and

           (f)   The Corporation, as a purchase fund for
      the benefit of shares of such series will endeavor to purchase annually each calendar year on a national securities exchange (if shares of such series are listed thereon) or in the open market
      (if not so listed), 2 1/2% of the maximum number of shares of such series at any time issued and outstanding, at prices not exceeding, as to any shares so purchased, $100 per share plus accrued and unpaid dividends to the date of purchase. To the extent that such purchases with respect to any calendar year are not effected prior to November 5 of such year, the Corporation shall, by notice published once in each of two consecutive calendar weeks (on any day of each such week) in one daily newspaper printed in the English language and of general circulation in the Borough of Manhattan, City of New York, and in one daily newspaper printed in the English language and of general circulation in the City of Baltimore, Maryland
      (the first publication in each city to be on or prior to November 15 of such year), invite tenders from all holders of shares of such series to sell to the Corporation shares of such series at the price of $100 per share plus accrued and unpaid dividends to the date of purchase. The Corporation shall not be obligated to purchase any shares of such series during the period in any calendar year subsequent to November 4 in such year except pursuant to such invitation for tenders. The
      Corporation shall not be obligated to expend during any calendar year for purchases of shares of such series pursuant to this paragraph (whether made on a national securities exchange, in the open market or pursuant to an invitation for tenders) an amount which would exceed the net income of the Corporation, after payment of dividends on the Cumulative Preferred Stock of all series and on the shares of stock of any other class ranking prior to or on a parity as to dividends or assets with the Cumulative Preferred Stock, for the preceding calendar year or to make any such purchases of shares of such series if any dividends shall then be in arrears on the Cumulative Preferred Stock of any series or on shares of stock of any other class ranking prior to or on a parity as to dividends or assets with the Cumulative Preferred Stock or to make any such purchases except to the extent that it shall have funds legally available therefor.

      For the purpose of the foregoing provisions, the term "net income of the Corporation, after payment of dividends on the Cumulative Preferred Stock of all series and on the shares of stock of any other class ranking prior to or on a parity as to dividends or assets with the Cumulative Preferred Stock" shall mean the balance remaining after deducting from the total gross revenues
(including non-operating income) of the Corporation from all sources (i) all operating expenses and taxes, including charges to income for general taxes and for federal and state taxes measured by income, for depreciation and for amortization or other disposition of amounts, if any, classified as amounts in excess of original cost of utility plant, (ii) the amount, if any, by which the charge to income during the year in question for depreciation as recorded on the books of the Corporation shall have been less than the minimum amount required therefor under the provisions of any then existing general indenture of mortgage or deed of trust of the Corporation, (iii) all interest charges and other income deductions, including charges to income for the amortization of debt discount, premium and expense and amortization of excess of carrying value of investments of the Corporation in securities of its subsidiaries over the underlying book equity of such subsidiaries at their respective dates of acquisition, (iv) amortization of preferred stock discount and expense, provided that such amortization shall be as recorded on the books of the Corporation and shall be pursuant to a regular or definite program of the Corporation for such amortization, and (v) all dividends applicable to the period in question on the Cumulative Preferred Stock of all series and on the shares of stock of any other class ranking prior to or on a parity as to dividends or assets with the Cumulative Preferred Stock.

      All shares of such series purchased pursuant to the foregoing provisions shall be retired.

      Each invitation for tenders shall set forth the method of making tenders and shall specify the number of shares of such series as to which tenders are being invited, the price to be paid for shares, the date on or prior to which tenders must be received (which date shall be not less than twenty-one nor more than twenty-eight days after the date on which such invitation is first published) and the date of purchase by the Corporation of and payment for shares tendered (which date shall be not more than seven days after the date on or prior to which tenders must be received). If the number of shares tendered shall in the aggregate equal or be less than the number of shares specified in the invitation for tenders, the Corporation shall accept all tenders. Should there be tenders aggregating more than the number of shares specified in the invitation for tenders, the Corporation shall purchase the number of shares specified in such invitation, selecting such shares by lot in such manner as the Corporation shall determine. All tenders shall be subject to acceptance as a whole or in part. Any determination made by the Corporation in the acceptance of tenders shall be conclusive.

      If the Corporation shall have duly performed its obligations under the foregoing provisions during any calendar year, the fact that it shall not have purchased or invited tenders for a number of shares of such series equal to 2% of the maximum number of shares of such series at any one time outstanding shall not increase the number of shares it is obligated to purchase or with respect to which it is obligated to invite tenders during any subsequent calendar year. In the event that the Corporation shall at any time be in default in the performance of its obligations under the foregoing provisions, no dividends (other than dividends payable in junior stock) shall be paid or any other distribution of assets made, by purchase of shares or otherwise, on the Common Stock or on any other class of stock of the Corporation ranking junior as to dividends or assets to the Cumulative Preferred Stock.

      (4) The following is a statement of the powers, preferences and rights of the $5.88 Cumulative Preferred
Stock, Series C, to the extent not set forth elsewhere herein:
           (a)  The annual rate of dividends payable on
      shares of such series shall be five and eighty-eight hundredths dollars ($5.88) per share per annum, and the date from which dividends shall be cumulative on all shares of such series, issued prior to the record date for the first dividend on shares of such series shall be May 1, 1967;

           (b) The redemption price for shares of such series shall be $107.26 per share, if redeemed on or before May 1, 1972; $105.79 per share, if redeemed thereafter and on or before May 1, 1977;
      and $104.32 per share, if redeemed thereafter and on or before May 1, 1982; and $102.85 per share, if redeemed after May 1, 1982;

           (c) The amount payable on shares of such series in the event of any voluntary liquidation, dissolution or winding up of the affairs of the Corporation shall be an amount per share equal to the then current redemption price thereof, and the amount payable on shares of such series in the event of any involuntary liquidation, dissolution or winding up of the affairs of the Corporation shall be the par value thereof; and



           (d) The holders of shares of such series shall not have the right to convert such shares into shares of the stock of the Corporation of any class or of any series of any class.

      (5) The following is a statement of the powers, preferences and rights of the $7.00 Cumulative Preferred
Stock, Series D, to the extent not set forth elsewhere herein:
           (a) Dividends are payable on shares of the $7.00 Cumulative Preferred Stock, Series D, at the rate of $7.00 per annum. Dividends on all shares of such series issued prior to the record date for the first dividend on shares of such series are cumulative from April 18, 1968. Dividends on all other shares of such series are cumulative from the dates specified in subdivision (9) of this
      Article VI.

           (b) The redemption price of shares of such series is $108.45 per share, if redeemed on or before April 1, 1973; $106.70 per share, if redeemed thereafter and on or before April 1, 1978;
      $104.95 per share, if redeemed thereafter and on or before April 1, 1983; and $103.20 per share, if redeemed after April 1, 1983 (together in each case, as provided in the charter, with an amount, in the case of each share, computed at the rate of $7.00 per annum from the date on which dividends on such share became cumulative, to and including the date of redemption, less the aggregate of all dividends theretofore paid thereon).

           (c) The amount payable on shares of such series in the event of a voluntary liquidation, dissolution or winding up of the affairs of the Corporation is an amount per share equal to the then current redemption price thereof and in the case of an involuntary liquidation, dissolution or winding up of the affairs of the Corporation is $100 per share (together, in each case, as provided in the charter, with an amount, in the case of each share, computed at the rate of $7.00 per annum from the date on which dividends on such share became cumulative, to and including the date fixed for such payment, less the aggregate of all dividends theretofore paid thereon).

      (6) The following is a statement of the powers, preferences and rights of the $9.40 Cumulative Preferred
Stock, Series E, to the extent not set forth elsewhere herein:

           (a) Dividends are payable on shares of the $9.40 Cumulative Preferred Stock, Series E, at the rate of $9.40 per annum. Dividends on all shares of such series issued prior to the record date for the first dividend on shares of such series are cumulative from May 7, 1970.

           (b) The redemption price of shares of such series is $111.02 per share, if redeemed on or before April 1, 1975; $108.67 per share, if redeemed thereafter and on or before April 1, 1980;
      $106.32 per share, if redeemed thereafter and on or before April 1, 1985; and $103.97 per share, if redeemed after April 1, 1985 (together in each case, as provided in the charter, with an amount, in the case of each share, computed at the rate of $9.40 per annum from the date on which dividends on such share became cumulative, to and including the date of redemption, less the aggregate of all dividends theretofore paid thereon).

           (c) The amount payable on shares of such series in the event of a voluntary liquidation, dissolution or winding up of the affairs of the Corporation is an amount per share equal to the then current redemption price thereof and in the case of an involuntary liquidation, dissolution or winding up of the affairs of the Corporation is $100 per share (together, in each case, as provided in the charter, with an amount, in the case of each share, computed at the rate of $9.40 per annum from the date on which dividends on such share became cumulative, to and including the date fixed for such payment, less the aggregate of all dividends theretofore paid thereon).

      (7) The following is a statement of the powers, preferences and rights of the $8.32 Cumulative Preferred
Stock, Series F, to the extent not set forth elsewhere herein:
           (a)   Dividends are payable on shares of the
      $8.32 Cumulative Preferred Stock, Series F, at the rate of $8.32 per annum. Dividends on all shares of such series issued prior to the record date for the first dividend on shares of such series are cumulative from May 6, 1971.

           (b)   Before May 1, 1976, no shares of such
      series may be redeemed with or in anticipation of
      (i) moneys borrowed at an interest cost to the Company of less than 8.32% a year or (ii) the proceeds of preferred stock sold by the Company at a price per share (exclusive of accrued dividends) the division of which into the annual dollar dividend rate per share of such stock produces a quotient of less than 8.32%. Otherwise the shares of such series may be redeemed, as a whole or in part, by the Corporation at any time or from time to time.

           (c)   The redemption price of shares of such
      series is $109.78 per share, if redeemed on or before May 1, 1976; $107.70 per share, if redeemed thereafter and on or before May 1, 1981; $105.62 per share, if redeemed thereafter and on or before May 1, 1986; and $103.54 per share, if redeemed after May 1, 1986 (together in each case, as provided in the charter, with an amount, in the case of each share, computed at the rate of $8.32 per annum from the date on which dividends on such share became cumulative, to and including the date of redemption, less the aggregate of all dividends theretofore paid thereon).

           (d)   The amount payable on shares of such
      series in the event of a voluntary liquidation, dissolution or winding up of the affairs of the Corporation is an amount per share equal to the then current redemption price thereof and in the case of an involuntary liquidation, dissolution or winding up of the affairs of the Corporation is $100 per share (together, in each case, as provided in the charter, with an amount, in the case of each share, computed at the rate of $8.32 per annum from the date on which dividends on such share became cumulative, to and including the date fixed for such payment, less the aggregate of all dividends theretofore paid thereon).

      (8) The following is a statement of the powers, preferences and rights of the $8.00 Cumulative Preferred
Stock, Series G, to the extent not set forth elsewhere herein:

           (a)   Dividends are payable on shares of the
      $8.00 Cumulative Preferred Stock, Series G, at the rate of $8.00 per annum. Dividends on all shares of such series issued prior to the record date for the first dividend on shares of such series are cumulative from May 18, 1972.

           (b)   Before May 1, 1977, no shares of such
      series may be redeemed directly or indirectly with or in anticipation of (i) moneys borrowed at an interest cost to the Company of less than 7.99% a year or (ii) the proceeds of preferred stock sold by the Company at a price per share (exclusive of accrued dividends) the division of which into the annual dollar dividend rate per share of such stock produces a quotient of less than 7.99%. Otherwise the shares of such series may be redeemed, as a whole or in part, by the Corporation at any time or from time to time.

           (c)   The redemption price of shares of such
      series is $109.25 per share, if redeemed on or before May 1, 1977; $107.25 per share, if redeemed thereafter and on or before May 1, 1982; $105.25 per share, if redeemed thereafter and on or before May 1, 1987; and $103.25 per share, if redeemed after May 1, 1987 (together in each case, as provided in the charter, with an amount, in the case of each share, computed at the rate of $8.00 per annum from the date on which dividends on such share became cumulative, to and including the date of redemption, less the aggregate of all dividends theretofore paid thereon).

      (d) The amount payable on shares of such series in the event of a voluntary liquidation, dissolution or winding up of the affairs of the Corporation is an amount per share equal to the then current redemption price thereof and in the case of an involuntary liquidation, dissolution or winding up of the affairs of the Corporation is $100 per share
      (together, in each case, as provided in the charter, with an amount, in the case of each share, computed at the rate of $8.00 per annum from the date on which dividends on such share became cumulative, to and including the date fixed for such payment, less the aggregate of all dividends, theretofore paid thereon).

      (9) The holders of the Cumulative Preferred Stock of each series, in preference to the holders of any class of stock ranking junior to the Cumulative Preferred
Stock, shall be entitled to receive, as and when declared by the Board of Directors out of any funds legally available therefor, cash dividends, at the rate for such series fixed under the provisions of subdivision (1), or set forth in subdivisions (2) through (8) inclusive, of this Article and no more, payable quarterly on the first days of February, May, August and November, respectively, in each year, with respect to the quarterly period ending on the day preceding each such respective payment date.
Such dividends shall be paid to stockholders of record on the respective date, not exceeding twenty days prior to such payment dates, fixed by the Board of Directors for such purpose. Such dividends shall be cumulative, in the case of shares of each particular series:

      (a) if issued prior to the record date for the first dividend on shares of such series, then from the date fixed for the purpose under the provisions of subdivision (1), or set forth in subdivisions
      (2) through (8) inclusive, of this Article:

      (b)  if issued during the period commencing
      immediately after the record date for a dividend on shares of such series and terminating at the close of the payment date for such dividend, then from such dividend payment date; and

      (c) otherwise from the quarterly dividend payment date next preceding the date of issue of such shares.

No dividend shall be paid, upon, or declared or set apart for, any share of Cumulative Preferred Stock for any quarterly dividend period unless at the same time a like proportionate dividend for the same quarterly dividend period, ratably in proportion to the respective annual dividend rates fixed therefor, shall be paid upon, or declared and set apart for, all shares of Cumulative
Preferred Stock of all series then issued and outstanding and entitled to receive such dividend.

      (10) So long as any shares of Cumulative Preferred
Stock shall be outstanding, the Corporation shall not declare any dividends or make any distribution in respect of outstanding shares of any stock (in this subdivision called "junior stock") of the Corporation ranking junior to the Cumulative Preferred Stock as to dividends or assets, other than dividends in shares of junior stock, or purchase or otherwise acquire for value any outstanding shares of junior stock (each such dividend, distribution, purchase or acquisition being in this subdivision called a "dividend") in contravention of the following:

      (a) If and so long as the junior stock equity at the end of the calendar month immediately preceding the date on which a dividend on the junior stock is declared is, or as a result of such dividend would become, less than twenty per cent. (20%) of total consolidated capitalization, the Corporation shall not declare such dividends in an amount which, together with all other dividends on the junior stock paid within the year ending with and including the date on which such dividend is payable, exceeds fifty per cent. (50%) of the consolidated net income of the Corporation and its subsidiaries available for dividends on the junior stock for the twelve full calendar months immediately preceding the calendar month in which such dividends are declared, except in an amount not exceeding the aggregate of dividends on the junior stock which under the restriction set forth above in this paragraph could have been, and have not been, declared; and

      (b) If and so long as the junior stock equity at the end of the calendar month immediately preceding the date on which a dividend on the junior stock is declared is, or as a result of such dividend would become, less than twenty-five per cent. (25%) but not less than twenty per cent (20%) of total consolidated capitalization, the Corporation shall not declare dividends on the junior stock in an amount which, together with all other dividends on the junior stock paid within the year ending with and including the date on which such dividend is payable, exceeds seventy-five per cent (75%) of the consolidated net income of the Corporation and its subsidiaries available for dividends on the junior stock for the twelve full calendar months immediately preceding the calendar month in which such dividends are declared, except in an amount not exceeding the aggregate of dividends on junior stock which under the restriction set forth in paragraph (a) of this subdivision and in this paragraph could have been, and have not been, declared.

      For the purposes of this subdivision "junior stock equity" shall mean the aggregate of the par value of, or stated capital represented by, the outstanding shares of junior stock, all earned surplus, capital or paid-in surplus and any premiums on the junior stock then carried on the books of the Corporation and its consolidated subsidiaries less (i) the excess, if any, of the aggregate amount payable on involuntary liquidation of the Corporation upon all outstanding shares of Cumulative
Preferred Stock over the sum of (x) the aggregate par value of the shares of Cumulative Preferred Stock and (y) any premiums thereon; (ii) any amounts on the books of the Corporation and its consolidated subsidiaries known, or estimated, if not known, to represent the excess, if any, of recorded value over original cost of used or useful utility plant; and (iii) any intangible items set forth on the asset side of the consolidated balance sheet of the Corporation and its subsidiaries in accordance with generally accepted accounting principles, such as unamortized debt discount and expense; provided, however, that no deduction shall be required to be made in respect of items referred to in clauses (ii) and (iii) of this paragraph in cases in which such items are being amortized or are provided for, or are being provided for, by reserves.

      For the purposes of this subdivision "total consolidated capitalization" shall mean the aggregate of
(i) the principal amount of all outstanding indebtedness of the Corporation and its consolidated subsidiaries maturing more than twelve months after the date of issue thereof; and (ii) the par value of, or stated capital represented by, and any premiums carried on the books of the Corporation and its consolidated subsidiaries in respect of, the outstanding shares (except any eliminated in consolidation) of all classes of the capital stock of the Corporation and its consolidated subsidiaries, earned surplus and capital or paid-in surplus, less any amounts required to be deducted pursuant to clauses (ii) and
(iii) of the immediately preceding paragraph of this subdivision in the determination of junior stock equity.

      Subject to the foregoing and to any further limitations prescribed in accordance with the provisions of subdivisions (1) and (15) of this Article, the Board of Directors may declare, out of any funds legally available therefor, dividends upon the then outstanding shares of any class of stock ranking junior to the Cumulative Preferred Stock, and no holders of shares of Cumulative Preferred stock of any series shall be entitled to share therein.

      (11) In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, then, before any distribution or payment shall be made to the holders of any class of stock ranking junior to the Cumulative Preferred Stock, the holders of the Cumulative
Preferred Stock shall be entitled to be paid in full the respective amounts fixed under the provisions of subdivision (1), or set forth in subdivisions (2) through
(8) inclusive, of this Article, together with an amount, in the case of each share, computed at the annual dividend rate for the series of which the particular share is a part, from the date on which dividends on such share became cumulative to and including the date fixed for such distribution or payment, less the aggregate amount of all dividends theretofore paid thereon. If such payment shall have been made in full to the holders of the Cumulative Preferred Stock, the remaining assets and funds of the Corporation shall be distributed among the holders of the classes of stock ranking junior to the Cumulative Preferred Stock, according to their respective rights and preferences and in each case according to their respective shares. If, upon any liquidation, dissolution or winding up of the affairs of the Corporation, the amounts so payable are not paid in full to the holders of all outstanding shares of Cumulative
Preferred Stock, the holders of all series of Cumulative
Preferred Stock shall share ratably in any distribution of assets in proportion to the full amounts to which they would otherwise be respectively entitled. Neither the consolidation or merger of the Corporation nor the sale or transfer of all or a part of its assets shall be deemed a liquidation, dissolution or winding up of the affairs of the Corporation within the meaning of the foregoing provisions of this subdivision.

      (12) The Cumulative Preferred Stock of any series may be redeemed, as a whole or in part, at the option of the Corporation, by vote of the Board of Directors, at any time or from time to time, or at the times fixed for such series under the provisions of subdivision (1) of this Article, at the applicable redemption price fixed for such series under such provisions, or set forth in subdivisions (2) through (8) inclusive, of this Article, together with an amount (hereinafter referred to as accrued dividends to the redemption date), in the case of each share, computed at the annual dividend rate for the series of which the particular share is a part, from the date on which dividends on such share became cumulative to and including the date of redemption, less the aggregate amount of all dividends theretofore paid thereon. If less than all the outstanding shares of Cumulative Preferred Stock of any series are to be redeemed, the shares to be redeemed shall be determined by lot in such manner as the Board of Directors may prescribe. Unless all dividends on the Cumulative
Preferred Stock of all series for all past quarterly dividend periods shall have been paid or declared and a sum sufficient for the payment thereof set apart, the Corporation shall not acquire any shares of Cumulative
Preferred Stock (except by redemption of all outstanding shares of Cumulative Preferred Stock) without obtaining approval under the Public Utility Holding Company Act of
1935 for such acquisition.

      Notice of every redemption of Cumulative Preferred
Stock shall be mailed, addressed to the holders of record of the shares to be redeemed at their respective addresses as they shall appear on the stock books of the Corporation (but no failure to mail such notice or any defect therein or in the mailing thereof shall affect the validity of the proceedings for such redemption), and notice shall also be published at least once in one daily newspaper printed in the English language and published and of general circulation in the Borough of Manhattan, The City of New York, the first publication and such mailing to be at least thirty days and not more than sixty days prior to the date fixed for redemption.

      If notice of redemption shall have been duly published and if, on or before the redemption date specified in the notice, all funds necessary for the redemption shall have been deposited in trust with a bank or trust company of the character described in the following paragraph and designated in the notice of redemption, for the pro rata benefit of the holders of the shares so called for redemption, so as to be and continue to be available therefor, then, from and after the date of redemption so designated, notwithstanding that any certificate for shares of Cumulative Preferred
Stock so called for redemption shall not have been surrendered for cancellation, the shares represented thereby shall no longer be deemed outstanding, the dividends thereon shall cease to accumulate, and all rights with respect to the shares of Cumulative Preferred
Stock so called for redemption shall forthwith on the redemption date cease and terminate, except only the right of the holders thereof to receive the redemption price of the shares so redeemed, including accrued dividends to the redemption date, but without interest.

      The Corporation may also, at any time prior to the redemption date specified in the notice of redemption, deposit in trust, for the account of the holders of the Cumulative Preferred Stock to be redeemed, with a bank or trust company in good standing, organized under the laws of the United States of America or of the State of New
York, doing business in the Borough of Manhattan, The
City of New York, having capital, surplus and undivided profits aggregating at least Two Million Dollars
($2 000 000), designated in the notice of redemption, all funds necessary for the redemption, and deliver irrevocable written instructions authorizing such bank or trust company, on behalf and at the expense of the Corporation, to cause notice of redemption to be duly mailed and publication of notice to be made as herein provided promptly upon receipt of such irrevocable instructions. Thereupon, notwithstanding that any certificate for shares of Cumulative Preferred Stock so called for redemption shall not have been surrendered for cancellation, all shares of Cumulative Preferred Stock with respect to which the deposit shall have been made shall no longer be deemed to be outstanding, and all rights with respect to such shares of Cumulative
Preferred Stock shall forthwith, upon such deposit in trust accompanied by irrevocable instructions as provided above, cease and terminate except only the right of the holders thereof to receive from such bank or trust company, at any time after the time of the deposit, the redemption price, including accrued dividends to the redemption date, but without interest, of the shares so to be redeemed, and the right to exercise, on or before the date fixed for redemption, privileges of conversion or exchange, if any, not theretofore expiring.

      Any moneys deposited by the Corporation pursuant to this subdivision which shall not be required for the redemption because of the exercise of any such right of conversion or exchange subsequent to the date of the deposit shall be repaid to the Corporation forthwith. Any other moneys deposited by the Corporation pursuant to this subdivision and unclaimed at the end of six years from the date fixed for redemption shall be repaid to the Corporation upon its request expressed in a resolution of its Board of Directors, after which repayment the holders of the shares so called for redemption shall look only to the Corporation for the payment thereof.

      (13) Except as may be mandatorily required by law regardless of limitations contained in the charter, at all meetings of the stockholders, every registered holder of Common Stock shall be entitled to vote and shall have one vote for each share standing in his name on the books of the Corporation on any record date fixed for such purpose or, if no such date be fixed, on the date of such meeting, and the holders of Cumulative Preferred Stock shall have no right to vote except as provided hereinafter in this Article or in accordance with subdivision (1) of this Article. Each present and future stockholder of the Corporation by becoming such thereby waives, to the full extent permitted by law, any right to vote for the election of Directors other than as provided in this subdivision.

      If, at any time, dividends on any of the outstanding shares of Cumulative Preferred Stock shall be in default in an amount equivalent to four or more full quarterly dividends, the Cumulative Preferred Stock, voting separately as a class, shall be entitled to elect the smallest number of Directors necessary to constitute a majority of the full Board, which right may be exercised until all arrears in payment of quarterly dividends on the Cumulative Preferred Stock shall have been paid, or deposited in trust for payment on or before the next succeeding dividend payment date. When all such arrears have been so paid or deposited in trust (and such arrears shall be so paid or deposited in trust as soon as lawful and reasonably practicable out of any assets of the Corporation available therefor), the Cumulative Preferred
Stock shall be divested of such voting power, but subject always to the same provisions for the vesting of such voting power in the Cumulative Preferred Stock in the case of any future such default or defaults. So long as the Cumulative Preferred Stock shall have the right so to elect a majority of the Directors, the holders of the Common Stock, voting separately as a class, shall be entitled to vote for and elect the remaining Directors, and their right to vote for Directors shall be limited accordingly.

      The foregoing right of the Cumulative Preferred
Stock to elect a majority of the Directors of the Corporation may be exercised at any annual meeting of shareholders or, within the limitations hereinafter provided, at a special meeting of stockholders held for such purpose. If the date upon which such right of the holders of the Cumulative Preferred Stock shall become vested shall be less than forty-five days or more than ninety days preceding the date of the next ensuing annual meeting of shareholders as fixed by the Bylaws of the Corporation, the President of the Corporation shall call a special meeting of the holders of the Cumulative
Preferred Stock and Common Stock to be held not less than forty-five days and not more than ninety days after the date upon which such right of the holders of the Cumulative Preferred Stock shall have been vested for the purpose of electing a new Board of Directors, of which a majority shall be elected by a vote of the Cumulative
Preferred Stock and the remainder shall be elected by a vote of the Common Stock, to serve until the next annual meeting or until their successors shall be elected and shall qualify. Notice of such meeting shall be mailed to each stockholder not less than ten days prior to the date of such meeting. The term of office of all Directors of the Corporation shall terminate at the time of any such meeting held for the purpose of electing a new Board of Directors, notwithstanding that the term for which such Directors had been elected shall not then have expired. In the event that at any meeting at which holders of the Cumulative Preferred Stock shall be entitled to elect a majority of the Board of Directors, a quorum of the holders of such stock shall not be present in person or by proxy, the holders of the Common
Stock, if a quorum thereof be present, may temporarily elect the Directors whom the holders of the Cumulative
Preferred Stock are entitled but fail to elect, such Directors to be designated as having been so elected and their term of office to expire at such time thereafter as their successors shall be elected by the holders of the Cumulative Preferred Stock as herein provided.

      If, at the time of any meeting at which holders of the Cumulative Preferred Stock shall be entitled to elect a majority of the Directors of the Corporation the number constituting the full Board of Directors of the Corporation shall be more than fifteen, such number shall be automatically reduced to fifteen and the right of the holders of Cumulative Preferred Stock to elect Directors shall be to elect a majority of the number of Directors as so reduced. The holders of the Cumulative Preferred
Stock may at such meeting, prior to the election of such Directors, amend the Bylaws so as to fix the number of Directors at fifteen if necessary or desirable in order to effect such reduction, which number shall not be increased until the Cumulative Preferred Stock shall be divested of its right to elect a majority of the Directors of the Corporation.

      Whenever the Cumulative Preferred Stock shall be entitled to elect a majority of the Board of Directors, any holder of such stock shall have the right, during regular business hours, in person or by a duly authorized representative, to examine and to make transcripts of the stock records of the Corporation for the Cumulative
Preferred Stock for the purpose of communicating with other holders of such stock with respect to the exercise of such right of election.

      Whenever the Cumulative Preferred Stock shall be divested of such voting power, the President of the Corporation shall, within ten days after delivery to the Corporation at its principal office of a request to such effect signed by any holder of Common Stock, call a special meeting of the holders of the Common Stock to be held within forty days after the delivery of such request for the purpose of electing a new Board of Directors to serve until the next annual meeting or until their respective successors shall be elected and shall qualify.
If, at any such special meeting, any Director shall not be re-elected, his term of office shall terminate upon the election and qualification of his successor, notwithstanding that the term for which such Director was originally elected shall not then have expired.

      At any annual or special meeting of stockholders held for the purpose of electing Directors when the holders of the Cumulative Preferred Stock shall be entitled to elect a majority of the Board of Directors, the presence in person or by proxy of the holders of thirty-five percent (35%) of the outstanding shares of the Cumulative Preferred Stock shall be required to constitute a quorum for the election by such class of a majority of the Board of Directors, and the presence in person or by proxy of the holders of a majority of the outstanding shares of Common Stock shall be required to constitute a quorum for the election by such class of the remaining Directors or for the election temporarily by such class of a majority of the Board of Directors as herein provided, however, that the majority of the holders of either such class of stock who are present in person or by proxy shall have power to adjourn such meeting for the election of Directors by such class from time to time without notice other than announcement at the meeting. No delay or failure by the holders of either such class of stock to elect the members of the Board of Directors which such holders are entitled to elect shall invalidate the election of the remaining members of the Board of Directors by the holders of the other such class of stock. At any such election of Directors by the holders of shares of Cumulative Preferred Stock, each such holder shall have one vote for each share of such stock standing in his name on the books of the Corporation on any record date filed for such purpose or, if no such date be fixed, on the date on which the election is held.

      If, during any interval between annual meetings of shareholders for the election of Directors and while the Cumulative Preferred Stock shall be entitled to elect a majority of the Directors, the number of Directors in office who have been elected by the holders of the Cumulative Preferred Stock or Common Stock, as the case may be, shall, by reason of resignation, death or removal, be less than the total number of Directors subject to election by the holders of shares of such class, (a) the vacancy or vacancies shall, if permitted by law, be filled by a majority vote of the remaining
Directors then in office who were elected by such class or succeeded to a Director so elected, although such majority be less than a quorum, and (b) if not so filled within forty days after the creation thereof, the President of the Corporation shall call a special meeting of the holders of shares of such class and such vacancy or vacancies shall be filled at such special meeting.

      Any Director may be removed from office by vote of the holders of a majority of the shares of the class of stock by which his successor would be elected. A special meeting of the holders of shares of such class may be called by a majority vote of the Board of Directors for the purpose of removing a Director in accordance with the provisions of this paragraph. The President of the Corporation shall, in any event, within ten days after delivery to the Corporation at its principal office of a request to such effect signed by the holders of at least five percent (5%) of the outstanding shares of such class, call a special meeting for such purpose to be held within forty days after the delivery of such request.

      Except as may be mandatorily required by law regardless of limitations contained in the charter, holders of Cumulative Preferred Stock shall not be entitled to receive notice of any meeting of stockholders at which they are not entitled to vote or consent.

      (14) So long as any shares of Cumulative Preferred
Stock are outstanding, the consent of the holders of more than two-thirds of the Cumulative Preferred Stock at the time outstanding, given in person or by proxy, either in writing or by vote at any meeting called for the purpose, shall be necessary for effecting or validating any one or more of the following:

           (a)   Any amendment, alteration or repeal of
      any of the provisions of the charter, which affects adversely the powers, preferences or rights of the holders of the Cumulative Preferred Stock;
      provided, however, that if such amendment, alteration or repeal affects adversely the powers, preferences or rights of one or more but not all series of Cumulative Preferred Stock at the time outstanding, only the consent of the holders of more than two-thirds of the total number of outstanding shares of all series so affected shall be required; and provided, further, that the amendment of the provisions of the charter so as to increase or decrease the authorized amount of the Cumulative Preferred Stock or so as to authorize or create, or so as to increase or decrease the authorized amount of, any new class of stock ranking on a parity as to dividends or assets with or any class of stock ranking junior to the Cumulative Preferred Stock or any security convertible into any such stock or into Cumulative
      Preferred Stock shall not be deemed to affect adversely the powers, preferences or rights of the holders of the Cumulative Preferred Stock or any series thereof, and the right is hereby reserved to make any such amendment upon the vote prescribed in subdivision (16) of this Article; or




           (b)   The authorization or creation, or the
      increase in the authorized amount, of any stock of any class or any security convertible into stock of any class, ranking prior as to dividends or assets to the Cumulative Preferred Stock or the issue
      (other than upon conversion) of any shares of any such prior ranking stock more than twelve months after the date as of which the Corporation was empowered to create or authorize such prior ranking stock;

provided, however, that no such consent of the holders of the Cumulative Preferred Stock shall be required if, at or prior to the time when such amendment, alteration or repeal is to take effect, or when the issuance of any such prior stock or convertible security is to be made, as the case may be, provision is made for the redemption of all shares of Cumulative Preferred Stock at the time outstanding or, in the case of any such amendment, alteration or repeal as to which the consent of less than all series of the Cumulative Preferred Stock would otherwise be required, for the redemption of all shares of the series of Cumulative Preferred Stock the consent of which would otherwise be required.

      (15) So long as any shares of Cumulative Preferred
Stock are outstanding, the consent of the holders of at least a majority of the Cumulative Preferred Stock at the time outstanding, given in person or by proxy, either in writing or by vote at any meeting called for the purpose, shall be necessary for effecting or validating any one or more of the following:

           (a)   The issue of any unsecured notes,
      debentures or other securities representing unsecured indebtedness, or the assumption of any such unsecured securities, for a purpose other than the refunding or renewing of outstanding unsecured securities theretofore issued or assumed by the Corporation resulting in equal or longer maturities or the redemption or other retirement of all outstanding shares of Cumulative Preferred Stock, if, immediately after such issuance or assumption,
      (i) the total principal amount of all unsecured notes, debentures or other securities representing unsecured indebtedness issued or assumed by the Corporation and then outstanding would thereby exceed twenty percent (20%) of the aggregate of (x) the total principal amount of all bonds or other securities representing secured indebtedness issued or assumed by the Corporation and then outstanding and (y) the capital stock, premiums thereon and surplus of the Corporation as then stated on the books of account of the Corporation, or (ii) the total principal amount of all unsecured notes, debentures or other securities representing unsecured indebtedness issued or assumed by the Corporation and then outstanding having maturities of less than ten years would thereby exceed ten percent (10%) of such aggregate. Payment due upon the maturity of unsecured debt having an original single maturity of ten years or more or the payment due upon the final maturity of any unsecured serial debt which had original maturities of ten years or more shall not be regarded for purposes of clause (ii) of this paragraph as unsecured debt of a maturity of less than ten years until such payment is required to be made within three years;

           (b) The issue of any additional shares or the reissue of any reacquired shares of Cumulative
      Preferred Stock or any shares of stock of any class ranking on a parity as to dividends or assets with the Cumulative Preferred Stock for any purpose other than to refinance an equal par amount or stated value of Cumulative Preferred Stock or of any class of outstanding stock ranking prior to or on a parity as to dividends or assets with the Cumulative Preferred Stock, unless the consolidated gross income of the Corporation and its subsidiaries (after all taxes including taxes based on income) for twelve consecutive calendar months within a period of fifteen calendar months immediately preceding the calendar month of such issuance is equal to at least one and one-half times the aggregate of the annual interest charges on indebtedness of the Corporation and its consolidated subsidiaries (excluding interest charges on indebtedness to be retired by the application of the proceeds from the issuance of such shares) and the annual dividend requirements on all preferred stock (including dividend requirements on any class of stock ranking prior to or on a parity with the shares to be issued, as to dividends or assets), which will be outstanding immediately after the issuance of such shares. If, during the period as of which consolidated gross income is to be determined for the purpose set forth in this paragraph, the amount, if any, required to be expended by the Corporation and its consolidated subsidiaries for property additions pursuant to a renewal and replacement fund or similar fund established under any then existing general indenture or mortgage or deed of trust of the Corporation shall exceed the amount deducted in the determination of such consolidated gross income on account of depreciation and amortization of electric plant acquisition adjustments, such excess shall also be deducted in determining such gross consolidated income;

           (c) The issue of any additional shares or the reissue of any reacquired shares of Cumulative
      Preferred Stock or of any shares of stock of any class ranking on a parity with the Cumulative
      Preferred Stock, as to dividends or assets for any purpose other than to refinance an equal par amount or stated value of Cumulative Preferred Stock or of any class of outstanding stock ranking prior to or on a parity as to dividends or assets with the Cumulative Preferred Stock unless the aggregate of the junior stock equity (as defined in subdivision
      (10) of this Article), shall be not less than the aggregate amount payable upon involuntary liquidation, dissolution or winding up of the affairs of the Corporation to the holders of all shares of the Cumulative Preferred Stock and of any shares of stock of any class ranking prior thereto, or on a parity as to dividends and assets with the Cumulative Preferred Stock to be outstanding immediately after such proposed issue, excluding from such computation all indebtedness and stock to be retired through such proposed issue. If for the purposes of meeting the foregoing requirement, it shall have been necessary to take into consideration any of the consolidated earned surplus of the Corporation and its subsidiaries, the Corporation shall not thereafter pay any dividends on or make any distributions in respect of, or purchase or otherwise acquire for value, shares of stock of the Corporation of any class ranking junior to the Cumulative Preferred Stock which would result in reducing said junior stock equity to an amount less than the amount payable on involuntary liquidation of the Corporation with respect to all shares of the Cumulative Preferred
      Stock and all shares ranking prior to or on a parity with the Cumulative Preferred Stock as to dividends or assets, at the time outstanding; or

           (d)   The sale or other disposition of all or
      substantially all of the assets of the Corporation or the consolidation or merger of the Corporation;
      provided, however, that except as may be mandatorily required by law regardless of limitations contained in the charter, no such consent shall be required with respect to (i) a sale or other disposition of all or substantially all of the assets of the Corporation or a consolidation or merger of the Corporation if such sale, other disposition, consolidation or merger, or the issuance or assumption of all securities to be issued or assumed in connection therewith, shall have been ordered or approved under the Public
      Utility Holding Company Act of 1935 or (ii) a sale or other disposition of all or substantially all of the assets of the Corporation to a subsidiary of the Corporation or a consolidation or merger of the Corporation with a subsidiary of the Corporation if none of the powers, preferences or rights of the holders of the Cumulative Preferred Stock will be adversely affected thereby, and if none of the property or business of the Corporation will thereby become subject to the lien of any mortgage, deed of trust or other encumbrance, and if the company resulting from or surviving such sale, other disposition, consolidation or merger will be authorized to carry on the business then being conducted by the Corporation and will have authorized or outstanding, after such sale, other disposition, consolidation or merger, no stock of any class or other securities ranking prior to or on a parity with the Cumulative Preferred Stock, or securities convertible into any such stock or securities, except the same number of shares of stock and the same amount of other securities with the same powers, preferences and rights as the stock and securities of the Corporation authorized and outstanding immediately preceding such sale, other disposition, consolidation or merger, and if each holder of Cumulative Preferred Stock at the time of such sale, other disposition, consolidation or merger will receive the same number of shares, with the same powers, preferences and rights, of the resulting or surviving company as he held of the Cumulative Preferred Stock; provided, however, that no such consent of the holders of the Cumulative Preferred Stock shall be required if, at or prior to the time when the issuance of any such securities representing unsecured indebtedness or when the issuance of any such parity stock or convertible security or any such additional shares of Cumulative Preferred Stock is to be made, or when such sale, other disposition, consolidation or merger is to take effect as the case may be, provision is made for the redemption of all shares of Cumulative Preferred Stock at the time outstanding.


      (16) The Corporation reserves the right, subject only to any requisite vote or consent of the holders of any other class of stock specifically required by the provisions of the charter or mandatorily required by law, to amend or change any and all provisions of the charter
(including a change in the preferences given to any one or more classes of stock by the charter or an increase or decrease in the amount of the authorized stock of such class or classes or an increase or decrease in the par value thereof) by the vote in favor thereof, given in person or by proxy at any meeting called for the purpose, of the holders of a majority of the outstanding shares of Common Stock. The holders of the Cumulative Preferred
Stock shall have no right to vote or consent with respect to any such amendment except as specifically provided in subdivisions (14) and (15) of this Article or in accordance with subdivision (1) of this Article.

      (17) Except when mandatorily required by law and except as otherwise provided with respect to any particular series in accordance with the provisions of subdivision (1) of this Article, whenever shares of two or more series of the Cumulative Preferred Stock are outstanding, no particular series of the Cumulative
Preferred Stock shall be entitled to vote or consent as a separate series on any matter, and all shares of Cumulative Preferred Stock of all series shall be deemed to constitute but one class for any purpose for which a vote or consent of the shareholders by classes may now or hereafter be required.

      (18) No holder of any shares of Cumulative Preferred
Stock of any series shall be entitled as such, as a matter of right, to purchase or subscribe for any shares of stock of the Corporation of any class, whether now or hereafter authorized or whether issued for cash, property or services or as a dividend or otherwise, or any securities convertible into shares of stock of the Corporation or carrying or evidencing any right to purchase shares of stock of any class.

      (19) Any shares of Cumulative Preferred Stock which are redeemed or retired, except shares retired through conversion or through the operation of any sinking fund or redemption or purchase account, shall thereafter have the status of authorized but unissued shares of Cumulative Preferred Stock of the Corporation and may thereafter be reclassified and reissued by the Board of Directors in the same manner as any other authorized and unissued shares of Cumulative Preferred Stock.

      (20) Subject to the limitations set forth in this Article, all or any of the shares of stock of the Corporation of any class and securities convertible into stock of any class may be issued by the Corporation, acting through its Board of Directors, without action by the stockholders, from time to time, for such consideration, or by way of dividend, in such manner and upon such terms as may be determined and deemed advisable from time to time by the Board of Directors. Such consideration, in the case of shares having a par value, shall not be less than the par value thereof and, in the case of securities convertible into shares of stock having a par value, shall not be less than the par value of the shares into which such securities are convertible, except as otherwise permitted by law. Such consideration may consist of cash, labor done, real and/or personal property, or the use thereof, and the value of any such consideration consisting of such labor or property or the use thereof shall be as determined by the Board of Directors. All shares of stock so issued, for which the consideration so fixed has been received by the Corporation, shall be deemed fully paid stock and shall not be liable to any further calls or assessments thereon .

                            VII.

      The Corporation may purchase shares of its stock of any class, at not exceeding the redemption price thereof, if any.

                            VIII.

      No contract or other transaction of the Corporation shall be affected by the fact that any of the directors of the Corporation are in any way interested in or connected with any other party to such contract or transaction, or are themselves parties to such contract or transaction, provided that at the meeting of the Board of Directors or of the Committee authorizing or confirming such contract or transaction, there shall be present a quorum of directors not so interested or connected and such contract or transaction shall be approved by a majority of such quorum, which majority shall consist of directors not so interested or connected. Any contract, transaction or act of the Corporation or of the Board of Directors or of any Committee which shall be ratified by a majority of a quorum of the stockholders at any annual meeting or any special meeting called for such purpose shall be as valid and as binding as though ratified by every stockholder of the Corporation.

      IN WITNESS WHEREOF, the directors, or a majority of them, of each of the parties hereto have hereunto set their hands and affixed their seals and each of the parties hereto has caused this Agreement and Articles of Merger to be signed in its name and on its behalf by its President or one of its Vice Presidents and by its Secretary or one of its Assistant Secretaries and its corporate seal to be hereunto affixed and attested by its Secretary or one of its Assistant Secretaries.

                 THE POTOMAC EDISON COMPANY

[CORPORATE SEAL]
                 By   PAUL M. HORST, JR.
                      Paul M. Horst, Jr., Vice President

                      WILLIAM H. MacMULLEN
                      William H. MacMullen, Secretary

Attest     DALE F. ZIMMERMAN
           Assistant Secretary

                            JOHN ADAMS                 L.S.
                            John Adams

                            CHARLES B. FINCH           L.S.
                            Charles B. Finch

                            WILLIAM A. LYON            L.S.
                            William A. Lyon

                            FRANCIS H. MAY, JR.        L.S.
                            Francis H. May, Jr.

                            FRANCIS J. McALARY         L.S.
                            Francis J. McAlary

                            CLARENCE F. MICHALIS       L.S.
                            Clarence F. Michalis

                  THE POTOMAC EDISON COMPANY

                    ARTICLES OF AMENDMENT


      The Potomac Edison Company, a Maryland and a
Virginia corporation having its principal office in the State of Maryland on Downsville Pike, Hagerstown, County of Washington, State of Maryland and having its registered office in the Commonwealth of Virginia at 20
South Cameron Street, Winchester, Virginia (hereinafter called the Corporation), hereby certifies to the State
Department of Assessments and Taxation of Maryland and the State Corporation Commission of the Commonwealth of Virginia, that:

      First: The charter of the Corporation is hereby amended by striking out Article V, Articles of Incorporation included as part SIXTH of the Agreement and Articles of Merger dated May 31, 1974, and inserting in lieu thereof the following:

                             V.

           The total amount of the authorized
      capital stock of the Corporation is 10 075 000 shares, of which 5 450 000 shares of the par value of $100 each are Cumulative Preferred
      Stock (amounting in the aggregate to
      $545 000 000 par value, issuable in one or more series as provided in Article VI hereof) and 4 625 000 shares without nominal or par value are Common Stock.

      Second: The board of directors of the Corporation on May 23, 1974 at a meeting duly convened and held adopted a resolution in which was set forth the foregoing amendment to the charter, declaring that the said amendment of the charter was advisable and directing that it be submitted for action thereon to the stockholders of the Corporation.

      Third: That by Waiver and Consent in writing dated the 25th day of June, 1974, Allegheny Power System, Inc., the holder of all 4 125 000 outstanding shares of Common
Stock of the Corporation, being all of the shares that would have been entitled to vote upon the aforesaid amendment, did waive the holding of a stockholders meeting for the purpose of voting upon said amendment and consented and agreed, by a vote of 4 125 000 shares of said stock, to the adoption of the aforesaid resolution.
The holders of all 432 081 outstanding shares of Cumulative Preferred Stock were not entitled to vote on the amendment.

      Fourth: The amendment of the charter of the Corporation as hereinabove set forth has been duly advised by the board of directors and approved and adopted by the stockholders of the Corporation.

      Fifth: (a) The total number of shares of all classes of stock of the Corporation heretofore authorized was 9 575 000 shares, of which 5 450 000 of the par value of $100 each were Cumulative Preferred Stock (amounting in the aggregate to $545 000 000 par value) and 4 125 000 shares without nominal or par value were Common Stock.

      (b) The total number of shares of all classes of stock of the Corporation as increased is 10 075 000 shares, of which 5 450 000 shares of the par value of $100 each are Cumulative Preferred Stock (amounting in the aggregate to $545 000 000 par value) and 4 625 000 shares without nominal or par value are Common Stock.

      (c) The preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, and qualifications, of each class of stock of the Corporation as increased are as set forth in the Articles of Incorporation included as part SIXTH of the Agreement and Articles of Merger dated May 31, 1974.

      IN WITNESS WHEREOF, THE POTOMAC EDISON COMPANY has caused these presents to be signed in its name and on its behalf by its President, its Executive Vice President and General Manager, or one of its other Vice Presidents and its corporate seal to be hereunto affixed and attested by its Secretary or one of its Assistant Secretaries on June 25 1974.


                      THE POTOMAC EDISON COMPANY



                      BY:  JOHN M. McCARDELL
                            John M. McCardell
                            Executive Vice President
                            and General Manager


(SEAL)

Attest:


WILLIAM H. MacMULLEN
William H. MacMullen
Secretary
                 THE POTOMAC EDISON COMPANY

                    ARTICLES OF AMENDMENT


      The Potomac Edison Company, a Maryland and a
Virginia corporation having its principal office in the State of Maryland on Downsville Pike, Hagerstown, County of Washington, State of Maryland and having its registered office in the Commonwealth of Virginia at 20
South Cameron Street, Winchester, Virginia (hereinafter called the Corporation), hereby certifies to the State
Department of Assessments and Taxation of Maryland and the State Corporation Commission of the Commonwealth of Virginia, that:

      First: The charter of the Corporation is hereby amended by striking out Article V, as amended by Articles of Amendment dated June 25, 1974, of the Articles of Incorporation included as part SIXTH of the Agreement and Articles of Merger dated May 31, 1974, and inserting in lieu thereof the following:

                             V.

      The total amount of the authorized capital stock of the Corporation is 10 575 000 shares, of which 5 450 000 shares of the par value of $100 each are Cumulative
Preferred Stock (amounting in the aggregate to $545 000 000 par value, issuable in one or more series as provided in Article VI hereof) and 5 125 000 shares without nominal or par value are Common Stock.

      Second: The board of directors of the Corporation on March 20, 1975, at a meeting duly convened and held, adopted a resolution in which was set forth the foregoing amendment to the charter, declaring that the said amendment of the charter was advisable and directing that it be submitted for action thereon to the stockholders of the Corporation

      Third: That by Waiver and Consent in writing dated the 15th day of May, 1975, Allegheny Power System, Inc., the holder of all 4 625 000 outstanding shares of Common
Stock of the Corporation, being all of the shares that would have been entitled to vote upon the aforesaid amendment, did waive the holding of a stockholders meeting for the purpose of voting upon said amendment and consented and agreed, by a vote of 4 625 000 shares of said stock, to the adoption of the aforesaid resolution.
The holders of all 431 266 outstanding shares of Cumulative Preferred Stock were not entitled to vote on the amendment.



      Fourth: The amendment of the charter of the Corporation as hereinabove set forth has been duly advised by the board of directors and approved and adopted by the stockholders of the Corporation.

      Fifth: (a) The total number of shares of all classes of stock of the Corporation heretofore authorized was 10 075 000 shares, of which 5 450 000 of the par value of $100 each were Cumulative Preferred Stock (amounting in the aggregate to $545 000 000 par value) and 4 625 000 shares without nominal or par value were Common Stock.

      (b) The total number of shares of all classes of stock of the Corporation as increased is 10 575 000 shares, of which 5 450 000 shares of the par value of $100 each are Cumulative Preferred Stock (amounting in the aggregate to $545 000 000 par value) and 5 125 000 shares without nominal or par value are Common Stock.

      (c) The preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, and qualifications, of each class of stock of the Corporation as increased are as set forth in the Articles of Incorporation included as part SIXTH of the Agreement and Articles of Merger dated May 31, 1974.

      IN WITNESS WHEREOF, THE POTOMAC EDISON COMPANY has caused these presents to be signed in its name and on its behalf by its President, its Executive Vice President and General Manager, or one of its other Vice Presidents and its corporate seal to be hereunto affixed and attested by its Secretary or one of its Assistant Secretaries on May 20, 1975.

                      THE POTOMAC EDISON COMPANY




                      By    JOHN M. McCARDELL
                            John M. McCardell
                            Executive Vice President
(SEAL)                      and General Manager


Attest:



WILLIAM  H. MacMULLEN
William H. MacMullen
Secretary


                 THE POTOMAC EDISON COMPANY

                    ARTICLES OF AMENDMENT

      The Potomac Edison Company, a Maryland and a
Virginia corporation having its principal office in the State of Maryland on Downsville Pike, Hagerstown, County of Washington, State of Maryland and having its registered office in the Commonwealth of Virginia at 20
South Cameron Street, Winchester, Virginia (hereinafter called the Corporation), hereby certifies to the State
Department of Assessments and Taxation of Maryland and the State Corporation Commission of the Commonwealth of Virginia, that:

      First: The charter of the Corporation is hereby amended by striking out Article V, as amended by Articles of Amendment dated May 20, 1975, of the Articles of Incorporation included as part SIXTH of the Agreement and Articles of Merger dated May 31, 1974, and inserting in lieu thereof the following:

                             V.

           The total amount of the authorized
      capital stock of the Corporation is 11 450 000 shares, of which 5 450 000 shares of the par value of $100 each are Cumulative Preferred
      Stock (amounting in the aggregate to
      $545 000 000 par value, issuable in one or more series as provided in Article VI hereof) and 6 000 000 shares without nominal or par value are Common Stock.

      Second: The board of directors of the Corporation on March 4, 1976, at a meeting duly convened and held, adopted a resolution in which was set forth the foregoing amendment to the charter, declaring that the said amendment of the charter was advisable and directing that it be submitted for action thereon to the stockholders of the Corporation.

      Third: That by Waiver and Consent in writing dated the 14th day of April, 1976, Allegheny Power System,
Inc., the holder of all 4 875 000 outstanding shares of Common Stock of the Corporation, being all of the shares that would have been entitled to vote upon the aforesaid amendment, did waive the holding of a stockholders meeting for the purpose of voting upon said amendment and consented and agreed, by a vote of 4 875 000 shares of said stock, to the adoption of the aforesaid resolution.
The holders of all 430 122 outstanding shares of Cumulative Preferred Stock were not entitled to vote on the amendment.



      Fourth: The amendment of the charter of the Corporation as hereinabove set forth has been duly advised by the board of directors and approved and adopted by the stockholders of the Corporation.

      Fifth: (a) The total number of shares of all classes of stock of the Corporation heretofore authorized was 10 575 000 shares, of which 5 450 000 of the par value of $100 each were Cumulative Preferred Stock (amounting in the aggregate to $545 000 000 par value) and 5 125 000 shares without nominal or par value were Common Stock.

      (b) The total number of shares of all classes of stock of the Corporation as increased is 11 450 000 shares, of which 5 450 000 shares of the par value of $100 each are Cumulative Preferred Stock (amounting in the aggregate to $545 000 000 par value) and 6 000 000 shares without nominal or par value are Common Stock.

      (c) The preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, and qualifications, of each class of stock of the Corporation as increased are as set forth in the Articles of Incorporation included as part SIXTH of the Agreement and Articles of Merger dated May 31, 1974.

      IN WITNESS WHEREOF, THE POTOMAC EDISON COMPANY has caused these presents to be signed in its name and on its behalf by its President, its Executive Vice President and General Manager, or one of its other Vice Presidents and its corporate seal to be hereunto affixed and attested by its Secretary or one of its Assistant Secretaries on April 15, 1976.

                                 THE POTOMAC EDISON COMPANY




                            By   JOHN M. McCARDELL
                                 John M. McCardell
(SEAL)                           Executive Vice President
                                 and General Manager
Attest:



WILLIAM H. MacMULLEN
William H. MacMullen
Secretary


                 THE POTOMAC EDISON COMPANY

             Articles Supplementary ( Maryland )
          Articles of Serial Designation (Virginia)


1.    The name of the corporation is
                 THE POTOMAC EDISON COMPANY

2.    Pursuant to the provisions of subdivision (I) of
      Article VI of Part SIXTH of the Agreement and
      Articles of Merger, dated as of May 31, 1974, as amended, the Board of Directors of the Corporation, on June 17, 1976, duly adopted the following resolution:

           RESOLVED that, in accordance with the
      provisions of paragraph (I) of Article VI of the Agreement and Articles of Merger of the Corporation, there is hereby established a new series of the Cumulative Preferred Stock as follows:

      (a)  The designation of such series is the $9.64
           Cumulative Preferred Stock, Series H, and the number of shares which shall constitute such series is 150 000;

      (b) The annual rate of dividends payable on shares of such series is $9.64 and the date from which dividends on all shares of such series issued prior to the record date for the first dividend on shares of such series shall be cumulative is June 24, 1976;

      (c) The shares of such series shall be subject to redemption at the following prices; $111.11 per share, if redeemed on or before June 1, 1981; $108.70 per share, if redeemed thereafter and on or before June 1, 1986;
           $106.29 per share, if redeemed thereafter and on or before June 1, 1991; and $103.88 per share, if redeemed after June 1, 1991
           (together, in each case, as provided in the Agreement and Articles of Merger, with an amount, in the case of each share, computed at the rate of $9.64 per annum from the date on which dividends on such share become cumulative, to and including the date of redemption, less the aggregate of all dividends theretofore paid thereon); provided, however, that before June 1, 1981, no shares of such series may be redeemed directly or indirectly with or in anticipation of (i) moneys borrowed at an interest cost to the Corporation of less than 9.64% a year or (ii) the proceeds of Cumulative Preferred Stock sold by the Corporation at a price per share
           (exclusive of accrued dividends) the division of which into the annual dollar dividend rate per share of such stock produces a quotient of less than 9.64%;

           (d)   The amount payable on shares of such
                 series in the event of a voluntary
                 liquidation, dissolution or winding up of the affairs of the Corporation is an amount per share equal to the then current redemption price thereof, and in the case of an involuntary liquidation, dissolution or winding up of the affairs of the Corporation is $100 per share
                 (together, in each case, as provided in
                 the Agreement and Articles of Merger,
                 with an amount, in the case of each
                 share, computed at the rate of $9.64 per annum from the date on which dividends on such share became cumulative, to and including the date fixed for such payment, less the aggregate of all dividends theretofore paid thereon); and

           (e)   The holders of the shares of Cumulative
                 Preferred Stock of such series shall not have any right to convert such shares into shares of stock of the Corporation of any class or of any series of any class.


Dated: June 18, 1976.

                            THE POTOMAC EDISON COMPANY



                            BY   CHARLES B. FINCH
                                 President


                      And by     CARROLL E. SUMMERS
                                 Assistant Secretary

                 THE POTOMAC EDISON COMPANY

                    ARTICLES OF AMENDMENT

      The Potomac Edison Company, a Maryland and a
Virginia corporation having its principal office in the State of Maryland on Downsville Pike, Hagerstown, County of Washington, State of Maryland and having its registered office in the Commonwealth of Virginia at 20 South Cameron Street, Winchester, Virginia
(hereinafter called the Corporation), hereby certifies to the State Department of Assessments and Taxation of Maryland and the State Corporation Commission of the Commonwealth of Virginia, that:

      First: The charter of the Corporation is hereby amended by striking out Article V, as amended by Articles of Amendment dated April 15, 1976, of the Articles of Incorporation included as part SIXTH of the Agreement and Articles of Merger dated May 31, 1974, and inserting in lieu thereof the following:

                             V.

      The total amount of the authorized capital stock of the Corporation is 12 325 000 shares, of which 5 450 000 shares of the par value of $100 each are Cumulative Preferred Stock
      (amounting in the aggregate to $545 000 000 par value, issuable in one or more series as provided in Article VI hereof) and 6 875 000 shares without nominal or par value are Common
      Stock.

      Second: The board of directors of the Corporation on March 3, 1977, at a meeting duly convened and held, adopted a resolution in which was set forth the foregoing amendment to the charter, declaring that the said amendment of the charter was advisable and directing that it be submitted for action thereon to the stockholders of the Corporation.

      Third: That by Waiver and Consent in writing dated the 13th day of May, 1977, Allegheny Power System, Inc., the holder of all 5 375 000 outstanding shares of Common
Stock of the Corporation, being all of the shares that would have been entitled to vote upon the aforesaid amendment, did waive the holding of a stockholders meeting for the purpose of voting upon said amendment and consented and agreed, by a vote of 5 375 000 shares of said stock, to the adoption of the aforesaid resolution.
The holders of all 579 081 outstanding shares of Cumulative Preferred Stock were not entitled to vote on the amendment.

      Fourth: The amendment of the charter of the Corporation as hereinabove set forth has been duly advised by the board of directors and approved and adopted by the stockholders of the Corporation.

      Fifth: (a) The total number of shares of all classes of stock of the Corporation heretofore authorized was 11 450 000 shares, of which 5 450 000 of the par value of $100 each were Cumulative Preferred Stock (amounting in the aggregate to $545 000 000 par value) and 6 000 000 shares without nominal or par value were Common Stock.

           (b) The total number of shares of all classes of stock of the Corporation as increased is 12 325 000 shares, of which 5 450 000 shares of the par value of $100 each are Cumulative Preferred Stock (amounting in the aggregate to $545 000 000 par value) and 6 875 000 shares without nominal or par value are Common Stock.

           (c)  The preferences, conversion and other
rights, voting powers, restrictions, limitations as to dividends, and qualifications, of each class of stock of the Corporation as increased are as set forth in the Articles of Incorporation included as part SIXTH of the Agreement and Articles of Merger dated May 31, 1974.

      IN WITNESS WHEREOF, THE POTOMAC EDISON COMPANY has caused these presents to be signed in its name and on its behalf by its President, its Executive Vice President and General Manager, or one of its other Vice Presidents and its corporate seal to be hereunto affixed and attested by its Secretary or one of its Assistant Secretaries on May 16, 1977.

                            THE POTOMAC EDISON COMPANY



                            By   PAUL M. HORST, JR.
                                 Paul M. Horst, Jr.
(SEAL)                           Vice President

Attest:




WILLIAM H. MACMULLEN
William H. MacMullen
Secretary

                 THE POTOMAC EDISON COMPANY

                    ARTICLES OF AMENDMENT

      The Potomac Edison Company, a Maryland and a
Virginia corporation having its principal office in the State of Maryland on Downsville Pike, Hagerstown, County of Washington, State of Maryland and having its registered office in the Commonwealth of Virginia at 20
South Cameron Street, Winchester, Virginia (hereinafter called the Corporation), hereby certifies to the State
Department of Assessments and Taxation of Maryland and the State Corporation Commission of the Commonwealth of Virginia, that:

      First: The charter of the Corporation is hereby amended by striking out Article V, as amended by Articles of Amendment dated May 16, 1977, of the Articles of Incorporation included as part SIXTH of the Agreement and Articles of Merger dated May 31, 1974, and inserting in lieu thereof the following:

                             V.

           The total amount of the authorized
      capital stock of the Corporation is 13 575 000 shares, of which 5 450 000 shares of the par value of $100 each are Cumulative Preferred
      Stock (amounting in the aggregate to
      $545 000 000 par value, issuable in one or more series as provided in Article VI hereof) and 8 125 000 shares without nominal or par value are Common Stock.

      Second: The board of directors of the Corporation on February 2, 1978, at a meeting duly convened and held, adopted a resolution in which was set forth the foregoing amendment to the charter, declaring that the said amendment of the charter was advisable and directing that it be submitted for action thereon to the stockholders of the Corporation.

      Third: That by Waiver and Consent in writing dated the 17th day of April, 1978, Allegheny Power System,
Inc., the holder of all 6 625 000 outstanding shares of Common Stock of the Corporation, being all of the shares that would have been entitled to vote upon the aforesaid amendment, did waive the holding of a stockholders meeting for the purpose of voting upon said amendment and consented and agreed, by a vote of 6 625 000 shares of said stock, to the adoption of the aforesaid resolution.
The holders of all 578 672 outstanding shares of Cumulative Preferred Stock were not entitled to vote on the amendment.

      Fourth: The amendment of the charter of the Corporation as hereinabove set forth has been duly advised by the board of directors and approved and adopted by the stockholders of the Corporation.

      Fifth: (a) The total number of shares of all classes of stock of the Corporation heretofore authorized was 12 325 000 shares, of which 5 450 000 of the par value of $100 each were Cumulative Preferred Stock (amounting in the aggregate to $545 000 000 par value) and 6 875 000 shares without nominal or par value were Common Stock.

      (b) The total number of shares of all classes of stock of the Corporation as increased is 13 515 000 shares, of which 5 450 000 shares of the par value of $100 each are Cumulative Preferred Stock (amounting in the aggregate to $545 000 000 par value and 8 125 000 shares without nominal or par value are Common Stock.

      (c) The preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, and qualifications, of each class of stock of the Corporation as increased are as set forth in the Articles of Incorporation included as part SIXTH of the Agreement and Articles of Merger dated May 31, 1974.

      IN WITNESS WHEREOF, THE POTOMAC EDISON COMPANY has caused these presents to be signed in its name and on its behalf by its President, its Executive Vice President and General Manager, or one of its other Vice Presidents and its corporate seal to be hereunto affixed and attested by its Secretary or one of its Assistant Secretaries on April 17, 1978.

                            THE POTOMAC EDISON COMPANY




                            By   PAUL M. HORST, JR.
                                 Vice President
(SEAL)

Attest:



WILLIAM H. MacMULLEN
Secretary

                 THE POTOMAC EDISON COMPANY

                    ARTICLES OF AMENDMENT

      The Potomac Edison Company, a Maryland and a
Virginia corporation having its principal office in the State of Maryland on Downsville Pike, Hagerstown, County of Washington, State of Maryland, and having its registered office in the Commonwealth of Virginia at 20
South Cameron Street, Winchester, Virginia (hereinafter called the Corporation), hereby certifies to the State
Department of Assessments and Taxation of Maryland and the State Corporation Commission of the Commonwealth of Virginia, that:

                             V.

      First: The charter of the Corporation is hereby amended by striking out Article V, as amended by Articles of Amendment dated April 17, 1978, of the Articles of Incorporation included as part SIXTH of the Agreement and Articles of Merger dated May 31, 1974, and inserting in lieu thereof the following:

           The total amount of the authorized
      capital stock of the Corporation is 15 075 000 shares, of which 5 450 000 shares of the par value of $100 each are Cumulative Preferred
      Stock (amounting in the aggregate to
      $545 000 000 par value, issuable in one or more series as provided in Article VI hereof) and 9 625 000 shares without nominal or par value are Common Stock.

      Second: The Board of directors of the Corporation on December 7, 1978, at a meeting duly convened and held, adopted a resolution in which was set forth the foregoing amendment to the charter, declaring that the said amendment of the charter was advisable and in the best interests of the Corporation and directing that it be submitted for action thereon to the stockholders of the Corporation.

      Third: That by Waiver and Consent in writing dated the 14th day of February, 1979, Allegheny Power System,
Inc., the holder of all 8 125 000 outstanding shares of Common Stock of the Corporation, being all of the shares that would have been entitled to vote upon the aforesaid amendment, did waive the holding of a stockholders meeting for the purpose of voting upon said amendment and consented and agreed, by a vote of 8 125 000 shares of said stock, to the adoption of the aforesaid resolution.
The holders of all 578 331 outstanding shares of Cumulative Preferred Stock were not entitled to vote on the amendment.

      Fourth: The amendment of the charter of the Corporation as hereinabove set forth has been duly advised by the board of directors and approved and adopted by the stockholders of the Corporation.

      Fifth: (a) The total number of shares of all classes of stock of the Corporation heretofore authorized was 13 575 000 shares, of which 5 450 000 of the par value of $100 each were Cumulative Preferred Stock
(amounting in the aggregate to $545 000 000 par value) and 8 125 000 shares without nominal or par value were Common Stock

           (b) The total number of shares of all classes of stock of the Corporation as increased is 15 075 000 shares, of which 5 450 000 shares of the par value of $100 each are Cumulative Preferred Stock (amounting in the aggregate to $545 000 000 par value) and 9 625 000 shares without nominal or par value are Common Stock.

           (c) The preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, and qualifications, of each class of stock of the Corporation as increased are as set forth in the Articles of Incorporation included as part SIXTH of the Agreement and Articles of Merger dated May 31, 1974.

      IN WITNESS WHEREOF, THE POTOMAC EDISON COMPANY has caused these presents to be signed in its name and on its behalf by its President, its Executive Vice President and General Manager, or one of its other Vice Presidents and its corporate seal to be hereunto affixed and attested by its Secretary or one of its Assistant
Secretaries on February 16, 1979.

                            THE POTOMAC EDISON COMPANY




                            By   PAUL M. HORST, JR.
                                 Vice President
(SEAL)

Attest:



W. H. MacMULLEN
Secretary

                 THE POTOMAC EDISON COMPANY

                    ARTICLES OF AMENDMENT

      The Potomac Edison Company, a Maryland and a
Virginia corporation having its principal office in the State of Maryland on Downsville Pike, Hagerstown, County of Washington, State of Maryland, and having its registered office in the Commonwealth of Virginia at 20 South Cameron Street, Winchester, Virginia
(hereinafter called the Corporation), hereby certifies to the State Department of Assessments and Taxation of Maryland and the State Corporation Commission of the Commonwealth of Virginia, that:

      First: The charter of the Corporation is hereby amended by striking out Article V, as amended by Articles of Amendment dated February 16, 1979, of the Articles of Incorporation included as part SIXTH of the Agreement and Articles of Merger dated May 31, 1974, and inserting in lieu thereof the following:

                             V.

           The total amount of the authorized
      capital stock of the Corporation is 15 825 000 shares, of which 5 450 000 shares of the par value of $100 each are Cumulative Preferred
      Stock (amounting in the aggregate to
      $545 000 000 par value, issuable in one or more series as provided in Article VI hereof) and 10 375 000 shares without nominal or par value are Common Stock.

      Second: The Board of Directors of the Corporation on
January 3, 1980, at a meeting duly convened and held, adopted a resolution in which was set forth the foregoing amendment to the charter, declaring that the said amendment of the charter was advisable and in the best interests of the Corporation and directing that it be submitted for action thereon to the stockholders of the Corporation.

      Third: That by Waiver and Consent in writing dated the 21st day of April, 1980 Allegheny Power System, Inc., the holder of all 9 125 000 outstanding shares of Common
Stock of the Corporation, being all of the shares that would have been entitled to vote upon the aforesaid amendment, did waive the holding of a stockholders meeting for the purpose of voting upon said amendment and consented and agreed, by a vote of 9 125 000 shares of said stock, to the adoption of the aforesaid resolution.
The holders of all 576 831 outstanding shares of Cumulative Preferred Stock were not entitled to vote on the amendment.

      Fourth: The amendment of the charter of the Corporation as hereinabove set forth has been duly advised by the Board of Directors and approved and adopted by the stockholders of the Corporation.

      Fifth: (a) The total number of shares of all classes of stock of the Corporation heretofore authorized was 15 075 000 shares, of which 5 450 000 of the par value of $100 each were Cumulative Preferred Stock (amounting in the aggregate to $545 000 000 par value) and 9 625 000 shares without nominal or par value were Common Stock.

           (b) The total number of shares of all classes of stock of the Corporation as increased is 15 825 000 shares, of which 5 450 000 shares of the par value of $100 each are Cumulative Preferred Stock (amounting in the aggregate to $545 000 000 par value) and 10 375 000 shares without nominal or par value are Common Stock.

           (c) The preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, and qualifications, of each class of stock of the Corporation as increased are as set forth in the Articles of Incorporation included as part SIXTH of the Agreement and Articles of Merger dated May 31, 1974.

      IN WITNESS WHEREOF, THE POTOMAC EDISON COMPANY has caused these presents to be signed in its name and on its behalf by its President, its Executive Vice President and General Manager, or one of its other Vice Presidents and its corporate seal to be hereunto affixed and attested by its Secretary or one of its Assistant Secretaries on April 30, 1980.

                            THE POTOMAC EDISON COMPANY




                            By   PAUL M. HORST, JR.
                                 Vice President
(SEAL)


Attest:



W. H. MacMULLEN
Secretary

                 THE POTOMAC EDISON COMPANY

              Articles Supplementary (Maryland)
          Articles of Serial Designation (Virginia)

1.    The name of the Corporation is THE POTOMAC EDISON
      COMPANY.

2.    Pursuant to the provisions of subdivision (1) of
      Article VI of the Articles of Incorporation of the Corporation included as Part SIXTH of the Agreement and Articles of Merger, dated as of May 31, 1974, as amended, the Board of Directors of the Corporation, on December 11, 1980, duly adopted the following resolution:

           RESOLVED that, in accordance with the
      provisions of subdivision (1) of Article VI of the Articles of Incorporation of the Corporation included as Part SIXTH of the Agreement and Articles of Merger, dated as of May 31, 1974, as amended, there is hereby established a new series of the Cumulative Preferred Stock as follows:

      (a)  The designation of such series is the $15.64
           Cumulative Preferred Stock, Series I, and the number of shares which shall constitute such series is 250 000;

      (b) The annual rate of dividends payable on shares of such series is $15.64 per share, and the date from which dividends on all shares of such series issued prior to the record date for the first dividend on shares of such series shall be cumulative is December 18, 1980;

      (c) The shares of such series shall be subject to redemption by the Corporation, as a whole or in part, at any time or from time to time;
           provided, however, that before December 1, 1985, no shares of such series may be redeemed directly or indirectly with or in anticipation of (i) moneys borrowed at an interest cost to the Corporation of less than 15.88% a year or
           (ii) the proceeds of preferred stock sold by the Corporation where the division of the annual dollar dividend rate per share of such stock by the price received by the corporation per share of such stock (exclusive of accrued dividends and after deducting from such price the amount per share of any compensation paid by the Corporation for the sale, underwriting or purchase of such shares by underwriters or dealers or others performing similar services) produces a quotient of less than 15.88%. The redemption price of shares of such series, other than shares redeemed pursuant to subparagraph (d) hereof, shall be: $115.64 per share, if redeemed on or before December 1, 1985; $111.73 per share, if redeemed thereafter and on or before December 1, 1990;
           $107.82 per share, if redeemed thereafter and on or before December 1, 1995; and $103.91 per share, if redeemed after December 1, 1995
           (together, in each case, as provided in the Articles of Incorporation, with an amount, in the case of each share, computed at the rate of $15.64 per annum from the date on which dividends on such share became cumulative to and including the date of redemption, less the aggregate of all dividends theretofore paid thereon);

      (d) Shares of such series shall be entitled to the benefits of a sinking fund as follows:

           (i) So long as any shares of such series are outstanding, the Corporation shall, as a sinking fund for the retirement of shares of such series, redeem, out of funds legally available therefore, 10 000 shares of such series on December 1 in each year, commencing with 1986, in each case at $100.00 per share (together, in each case, as provided in the Articles of Incorporation, with an amount, in the case of each share, computed at the rate of $15.64 per annum from the date on which dividends on such share became cumulative to and including the date of redemption, less the aggregate of all dividends theretofore paid thereon). The
                 Corporation shall have the option also on December 1 in each year, commencing with 1986, to redeem up to an additional
                 10 000 shares of such series in each case at $100.00 per share (together, in each case, as provided in the Articles of Incorporation, with an amount, in the case of each share, computed at the rate of $15.64 per annum from the date on which dividends on such share became cumulative to and including the date of redemption, less the aggregate of all dividends theretofore paid thereon); the right to redeem such additional shares in each year shall be noncumulative;


           (ii)  All redemptions pursuant to this
                 subparagraph (d) shall be made in
                 accordance with subdivision (12) of
                 Article VI of the Articles of
                 Incorporation. Shares of such series
                 theretofore redeemed or otherwise
                 acquired by the Corporation which have
                 not been previously credited against the mandatory sinking fund requirement set forth in this subparagraph (d) may, at the election of the Corporation, be credited against, and shall to the extent thereof relieve the Corporation from, the mandatory sinking fund requirement set forth in this subparagraph (d); and

          (iii) If the Corporation should for any reason fail to meet the mandatory sinking fund requirement set forth in this subparagraph (d), the mandatory sinking fund requirement for the next year shall be increased by the amount of the deficiency, and, so long as any shares of such series shall remain outstanding, in no event shall any dividends, whether in cash or property, be paid or declared, or any distribution made, on any stock (in this subdivision called "junior stock") of the Corporation ranking junior to the Cumulative Preferred Stock as to dividends or assets nor shall any shares of any junior stock be purchased, redeemed or otherwise acquired for value by the Corporation or any subsidiary of the Corporation unless the Corporation shall have redeemed, pursuant to this subparagraph (d), the number of shares of such series required to have been theretofore redeemed pursuant to subparagraph (d) (i) hereof (after adjustment for any credit pursuant to subparagraph (d)(ii) hereof but without reference to any provisions of subparagraph (d)(i) hereof which limits the requirement to make such redemption), but a deficiency in meeting the sinking fund requirements shall have no other consequences. The provisions of this subparagraph (d)(iii) shall not, however, apply to any dividend or distribution payable or made in any junior stock, or to any acquisition of shares of any junior stock in exchange for shares of any other junior stock;

      (e) The amount payable on shares of such series in the event of a voluntary liquidation, dissolution or winding up of the affairs of the Corporation is an amount per share equal to the then current redemption price thereof set forth in subparagraph (c) hereof, and in the case of an involuntary liquidation, dissolution or winding up of the affairs of the Corporation is $100.00 per share
           (together, in each case, as provided in the Articles of Incorporation, with an amount, in the case of each share, computed at the rate of $15.64 per annum from the date on which dividends on such share became cumulative to and including the date fixed for such payment, less the aggregate of all dividends theretofore paid thereon); and

      (f)  The holders of the shares of Cumulative
           Preferred Stock of such series shall not have any right to convert such shares into shares of stock of the Corporation of any class or of any series of any class.

Dated: December 11, 1980

                      THE POTOMAC EDISON COMPANY

                      BY         JOHN ADAMS
                                 Vice President


                      And by     CARROLL E. SUMMERS
                                 Assistant Secretary

                 THE POTOMAC EDISON COMPANY

                    ARTICLES OF AMENDMENT

      The Potomac Edison Company, a Maryland and a
Virginia corporation having its principal office in the State of Maryland on Downsville Pike, Hagerstown, County of Washington, State of Maryland, and having its registered office in the Commonwealth of Virginia at 20
South Cameron Street, Winchester, Virginia (hereinafter called the Corporation), hereby certifies to the State
Department of Assessments and Taxation of Maryland and the State Corporation Commission of the Commonwealth of Virginia, that:

      First: The charter of the Corporation is hereby amended by striking out Article V, as amended by Articles of Amendment dated April 30, 1980, of the Articles of Incorporation included as part SIXTH of the Agreement and Articles of Merger dated May 31, 1974, and inserting in lieu thereof the following:

                             V.

           The total amount of the authorized
      capital stock of the Corporation is 17 525 000 shares, of which 5 450 000 shares of the par value of $100 each are Cumulative Preferred
      Stock (amounting in the aggregate to
      $545 000 000 par value, issuable in one or more series as provided in Article VI hereof) and 12 075 000 shares without nominal or par value are Common Stock.

      Second: The Board of Directors of the Corporation on
January 8, 1981, at a meeting duly convened and held, adopted a resolution in which was set forth the foregoing amendment to the charter, declaring that the said amendment of the charter was advisable and in the best interests of the Corporation and directing that it be submitted for action thereon to the stockholders of the Corporation.

      Third: That by Waiver and Consent in writing dated the 29th day of May, 1981, Allegheny Power System, Inc., the holder of all 10 125 000 outstanding shares of Common
Stock of the Corporation, being all of the shares that would have been entitled to vote upon the aforesaid amendment, did waive the holding of a stockholders meeting for the purpose of voting upon said amendment and consented and agreed, by a vote of 10 125 000 shares of said stock, to the adoption of the aforesaid resolution.
The holders of all 826 081 outstanding shares of Cumulative Preferred Stock were not entitled to vote on the amendment.

      Fourth: The amendment of the charter of the Corporation as hereinabove set forth has been duly advised by the Board of Directors and approved and adopted by the stockholders of the Corporation.

      Fifth: (a) The total number of shares of all classes of stock of the Corporation heretofore authorized was 15 825 000 shares, of which 5 450 000 of the par value of $100 each were Cumulative Preferred Stock (amounting in the aggregate to $545 000 000 par value) and 10 375 000 shares without nominal or par value were Common Stock.

           (b) The total number of shares of all classes of stock of the Corporation as increased is 17 525 000 shares, of which 5 450 000 shares of the par value of $100 each are Cumulative Preferred Stock (amounting in the aggregate to $545 000 000 par value) and 12 075 000 shares without nominal or par value are Common Stock.

           (c) The preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, and qualifications, of each class of stock of the Corporation as increased are as set forth in the Articles of Incorporation included as part SIXTH of the Agreement and Articles of Merger dated May 31, 1974.

      IN WITNESS WHEREOF, THE POTOMAC EDISON COMPANY has caused these presents to be signed in its name and on its behalf by its President, or one of its Vice Presidents and its corporate seal to be hereunto affixed and attested by its Secretary or one of its Assistant
Secretaries on July 20, 1981.

                            THE POTOMAC EDISON COMPANY




                            By   PAUL M. HORST, JR.
                                 Vice President
(SEAL)


Attest:



W. H. MacMULLEN
Secretary

                 THE POTOMAC EDISON COMPANY

                    ARTICLES OF AMENDMENT

      The Potomac Edison Company, a Maryland and a
Virginia corporation having its principal office in the State of Maryland on Downsville Pike, Hagerstown, County of Washington, State of Maryland, and having its registered office in the Commonwealth of Virginia at 20 South Cameron Street, Winchester, Virginia
(hereinafter called the Corporation), hereby certifies to the State Department of Assessments and Taxation of Maryland and the State Corporation Commission of the Commonwealth of Virginia, that:

      First: The charter of the Corporation is hereby amended by striking out Article V, as amended by Articles of Amendment dated July 20, 1981, of the Articles of Incorporation included as part SIXTH of the Agreement and Articles of Merger dated May 31, 1974, and inserting in lieu thereof the following:

                             V.

           The total amount of the authorized
      capital stock of the Corporation is 18 525 000 shares, of which 5 450 000 shares of the par value of $100 each are Cumulative Preferred
      Stock (amounting in the aggregate to
      $545 000 000 par value, issuable in one or more series as provided in Article VI hereof) and 13 075 000 shares without nominal or par value are Common Stock.

      Second: The Board of Directors of the Corporation on
April 14, 1982, at a meeting duly convened and held, adopted a resolution in which was set forth the foregoing amendment to the charter, declaring that the said amendment of the charter was advisable and in the best interests of the Corporation and directing that it be submitted for action thereon to the stockholders of the Corporation.

      Third: That by Waiver and Consent in writing dated the 11th day of August, 1982, Allegheny Power System,
Inc., the holder of all 11 225 000 outstanding shares of Common Stock of the Corporation, being all of the shares that would have been entitled to vote upon the aforesaid amendment, did waive the holding of a stockholders meeting for the purpose of voting upon said amendment and consented and agreed, by a vote of 11 225 000 shares of said stock, to the adoption of the aforesaid resolution.
The holders of all 825 331 outstanding shares of Cumulative Preferred Stock were not entitled to vote on the amendment.

      Fourth: The amendment of the charter of the Corporation as hereinabove set forth has been duly advised by the Board of Directors and approved and adopted by the stockholders of the Corporation.

      Fifth: (a) The total number of shares of all classes of stock of the Corporation heretofore authorized was 17 525 000 shares, of which 5 450 000 of the par value of $100 each were Cumulative Preferred Stock (amounting in the aggregate to $545 000 000 par value) and 12 075 000 shares without nominal or par value were Common Stock.

           (b) The total number of shares of all classes of stock of the Corporation as increased is 18 525 000 shares, of which 5 450 000 shares of the par value of $100 each are Cumulative Preferred Stock (amounting in the aggregate to $545 000 000 par value) and 13 075 000 shares without nominal or par value are Common Stock.

           (c) The preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, and qualifications, of each class of stock of the Corporation as increased are as set forth in the Articles of Incorporation included as part SIXTH of the Agreement and Articles of Merger dated May 31, 1974.

      IN WITNESS WHEREOF, THE POTOMAC EDISON COMPANY has caused these presents to be signed in its name and on its behalf by its President, or one of its Vice Presidents and its corporate seal to be hereunto affixed and attested by its Secretary or one of its Assistant
Secretaries on August 12, 1982.

                                 THE POTOMAC EDISON COMPANY




                                 By    PAUL M. HORST, JR.
                                       Vice President
(SEAL)


Attest:



W. H. MacMULLEN
Secretary

                 THE POTOMAC EDISON COMPANY

                    ARTICLES OF AMENDMENT


      The Potomac Edison Company, a Maryland and a
Virginia corporation having its principal office in the State of Maryland on Downsville Pike, Hagerstown, County of Washington, State of Maryland, and having its registered office in the Commonwealth of Virginia at 208 South Loudoun Street, Winchester, Virginia
(hereinafter called the Corporation), hereby certifies to the State Department of Assessments and Taxation of Maryland and the State Corporation Commission of the Commonwealth of Virginia, that:

      First: The charter of the Corporation is hereby amended by striking out Article V, as amended by Articles of Amendment dated August 12, 1982, of the Articles of Incorporation included as part SIXTH of the Agreement and Articles of Merger dated May 31, 1974, and inserting in lieu thereof the following:

                             V.

      The total amount of the authorized capital stock of the Corporation is 18 850 000 shares, of which 5 450 000 shares of the par value of $100 each are Cumulative
Preferred Stock (amounting in the aggregate to $545 000 000 par value, issuable in one or more series as provided in Article VI hereof) and 13 400 000 shares without nominal or par value are Common Stock.

      Second: The Board of Directors of the Corporation on
February 7, 1985, at a meeting duly convened and held, adopted a resolution in which was set forth the foregoing amendment to the charter, declaring that the said amendment of the charter was advisable and in the best interests of the Corporation and directing that it be submitted for action thereon to the stockholders of the Corporation.

      Third: That by Waiver and Consent in writing dated
June 17, 1985, Allegheny Power System, Inc., the holder of all 11 775 000 outstanding shares of Common Stock of the Corporation, being all of the shares that would have been entitled to vote upon the aforesaid amendment, did waive the holding of a stockholders meeting for the purpose of voting upon said amendment and consented and agreed, by a vote of 11 775 000 shares of said stock, to the adoption of the aforesaid resolution. The holders of all 823 831 outstanding shares of Cumulative Preferred
Stock were not entitled to vote on the amendment.


      Fourth: The amendment of the charter of the Corporation as hereinabove set forth has been duly advised by the Board of Directors and approved and adopted by the stockholders of the Corporation.

      Fifth: (a) The total number of shares of all classes of stock of the Corporation heretofore authorized was 18 525 000 shares, of which 5 450 000 of the par value of $100 each were Cumulative Preferred Stock (amounting in the aggregate to $545 000 000 par value) and 13 075 000 shares without nominal or par value were Common Stock.

           (b) The total number of shares of all classes of stock of the Corporation as increased is 18 850 000 shares, of which 5 450 000 shares of the par value of $100 each are Cumulative Preferred Stock (amounting in the aggregate to $545 000 000 par value) and 13 400 000 shares without nominal or par value are Common Stock.

           (c) The preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, and qualifications, of each class of stock of the Corporation as increased are as set forth in the Articles of Incorporation included as part SIXTH of the Agreement and Articles of Merger dated May 31, 1974.

      IN WITNESS WHEREOF, THE POTOMAC EDISON COMPANY has caused these presents to be signed in its name and on its behalf by its President, or one of its Vice Presidents and its corporate seal to be hereunto affixed and attested by its Secretary or one of its Assistant
Secretaries on June 20, 1985.

                            THE POTOMAC EDISON COMPANY




                            By   PAUL M. HORST, JR.
                                 Vice President
(SEAL)


Attest:



W. H. MacMULLEN
Secretary


                 THE POTOMAC EDISON COMPANY
              Articles Supplementary (Maryland)
              Articles of Amendment (Virginia)


1.    The name of the Corporation is THE POTOMAC EDISON
      COMPANY.

2.    Pursuant to the provisions of subdivision (1) of
      Article VI of the Articles of Incorporation of the Corporation included as Part SIXTH of the Agreement and Articles of Merger, dated as of May 31, 1974, as amended, the Board of Directors of the Corporation, on September 9, 1986, duly adopted the following resolution:

           RESOLVED that, in accordance with the
      provisions of subdivision (1) of Article VI of the Articles of Incorporation of the Corporation included as Part SIXTH of the Agreement and Articles of Merger, dated as of May 31, 1974, as amended, there is hereby established a new series of the Cumulative
      Preferred Stock as follows:

      (a)  The designation of such series is the
           $7.16 Cumulative Preferred Stock,
           Series J, and the number of shares which shall constitute such series is 300 000;

      (b)  The annual rate of dividends payable on
           shares of such series is $7.16 per share, and the date from which dividends on all shares of such series issued prior to the record date for the first dividend on shares of such series shall be cumulative is September 16, 1986;

      (c)  The shares of such series shall be
           subject to redemption by the Corporation, as a whole or in part, at any time or from time to time; provided, however, that before September 1, 1991, no shares of such series may be redeemed directly or indirectly with or in anticipation of
           (i) moneys borrowed at an interest cost
           to the Corporation of less than 7.20% a
           year or (ii) the proceeds of preferred
           stock sold by the Corporation where the
           division of the annual dollar dividend
           rate per share of such stock by the price received by the Corporation per share of such stock (exclusive of accrued dividends and after deducting from such price the amount per share of any compensation paid by the Corporation for the sale, underwriting or purchase of such shares by underwriters or dealers or others performing similar services) produces a quotient of less than 7.20%.
           The redemption price of shares of such
           series, other than shares redeemed
           pursuant to  subparagraph (d) hereof,
           shall be: $107.16 per share, if redeemed on or before September 1, 1991; $105.37 per share, if redeemed thereafter and on or before September 1,1996; $103.58 per share, if redeemed thereafter and on or before September 1, 2001; $101.79 per share, if redeemed thereafter and on or before September 1, 2006; and $100.00 per share, if redeemed after September 1, 2006 (together, in each case, as provided in the Articles of Incorporation, with an amount, in the case of each share, computed at the rate of $7.16 per annum from the date on which dividends on such share became cumulative to and including the date of redemption, less the aggregate of all dividends theretofore paid thereon);

      (d) Shares of such series shall be entitled to the benefits of a sinking fund as follows:

           (i) So long as any shares of such series are outstanding, the Corporation shall, as a sinking fund for the retirement of shares of such series, redeem, out of funds legally available therefor, 12,000 shares of such series on September 1 in each year, commencing with 1992, in each case at $100.00 per share
           (together, in each case, as provided in the Articles of Incorporation, with an amount, in the case of each share, computed at the rate of $7.16 per annum from the date on which dividends on such share became cumulative to and including the date of redemption, less the aggregate of all dividends theretofore paid thereon). The Corporation shall have the option also on September 1 in each year, commencing with 1992, to redeem up to an additional 12 000 shares of such series in each case at $100.00 per share (together, in each case, as provided in the Articles of Incorporation, with an amount, in the case of each share, computed at the rate of $7.16 per annum from the date on which dividends on such share became cumulative to and including the date of redemption, less the aggregate of all dividends theretofore paid thereon); the right to redeem such additional shares in each year shall be noncumulative;

           (ii)  All redemptions pursuant to this
           subparagraph (d) shall be made in accordance with subdivision (12) of Article VI of the Articles of Incorporation. Shares of such series theretofore redeemed or otherwise acquired by the Corporation which have not been previously credited against the mandatory sinking fund requirement set forth in this subparagraph (d) may, at the election of the Corporation, be credited against, and shall to the extent thereof relieve the Corporation from, the mandatory sinking fund requirement set forth in this subparagraph (d); and

           (iii) If the Corporation should for any reason fail to meet the mandatory sinking fund requirement set forth in this subparagraph
           (d), the mandatory sinking fund requirement for the next year shall be increased by the amount of the deficiency, and, so long as any shares of such series shall remain outstanding, in no event shall any dividends, whether in cash or property, be paid or declared, or any distribution made, on any stock (in this subdivision called "junior stock") of the Corporation ranking junior to the Cumulative Preferred Stock as to dividends or assets nor shall any shares of any junior stock be purchased, redeemed or otherwise acquired for value by the Corporation or any subsidiary of the Corporation unless the Corporation shall have redeemed, pursuant to this subparagraph (d), the number of shares of such series required to have been theretofore redeemed pursuant to subparagraph (d)(i) hereof (after adjustment for any credit pursuant to subparagraph (d)(ii) hereof but without reference to any provisions of subparagraph (d)(i) hereof which limits the requirement to make such redemption), but a deficiency in meeting the sinking fund requirements shall have no other consequences. The provisions of this subparagraph (d)(iii) shall not, however, apply to any dividend or distribution payable or made in any junior stock, or to any acquisition of shares of any junior stock in exchange for shares of any other junior stock;



      (e) The amount payable on shares of such series in the event of a voluntary liquidation, dissolution or winding up of the affairs of the Corporation is an amount per share equal to the then current redemption price thereof set forth in subparagraph (c) hereof, and in the case of an involuntary liquidation, dissolution or winding up of the affairs of the Corporation is $100.00 per share
           (together, in each case, as provided in the Articles of Incorporation, with an amount, in the case of each share, computed at the rate of $7.16 per annum from the date on which dividends on such share became cumulative to and including the date fixed for such payment, less the aggregate of all dividends theretofore paid thereon); and

      (f)  The holders of the shares of Cumulative
           Preferred Stock of such series shall not have any right to convert such shares into shares of stock of the Corporation of any class or of any series of any class.

Dated:  September 9, 1986


                      THE POTOMAC EDISON COMPANY



                      By         JOHN ADAMS
                                 Vice President


                      And by     CARROLL E. SUMMERS
                                 Assistant Secretary

                 THE POTOMAC EDISON COMPANY
              Articles Supplementary (Maryland)
              Articles of Amendment (Virginia)


1.    The name of the Corporation is THE POTOMAC EDISON
      COMPANY.

2. Pursuant to the provisions of Article I of the Articles of Incorporation of the Corporation included as Part SIXTH of the Agreement and Articles of Merger, dated as of May 31, 1974, as amended, the Board of Directors of the Corporation has the power to redeem and reclassify shares of its Cumulative Preferred Stock.

3. Pursuant to said authority, the Board of Directors on June 26, 1986 approved the redemption of all the Corporation's outstanding $15.64 Cumulative
      Preferred Stock, Series I, on July 11, 1986.

4.    All rights pertaining to the $15.64 Cumulative
      Preferred Stock, Series I, are cancelled effective
      July 11, 1986.

5. The 250 000 shares redeemed constitute authorized but unissued shares of the same class, but undesignated as to series.

Dated:     September 30, 1986

                      THE POTOMAC EDISON COMPANY



                      By    PAUL M. HORST, JR.
                            Vice President


                            W. H. MacMULLEN
                            Secretary


                 THE POTOMAC EDISON COMPANY

                    ARTICLES OF AMENDMENT

      The Potomac Edison Company, a Maryland and a
Virginia corporation having its principal office in the State of Maryland on Downsville Pike, Hagerstown, County of Washington, State of Maryland, and having its registered office in the Commonwealth of Virginia at 208 South Loudoun Street, Winchester, Virginia
(hereinafter called the Corporation), hereby certifies to the State Department of Assessments and Taxation of Maryland and the State Corporation Commission of the Commonwealth of Virginia, that:

      First: The charter of the Corporation is hereby amended by striking out Article V, as amended by Articles of Amendment dated June 20, 1985, of the Articles of Incorporation included as part SIXTH of the Agreement and Articles of Merger dated May 31, 1974, and inserting in lieu thereof the following:

                             V.

           The total amount of the authorized
      capital stock of the Corporation is 21 450 000 shares, of which 5 450 000 shares of the par value of $100 each are Cumulative Preferred
      Stock (amounting in the aggregate to
      $545 000 000 par value, issuable in one or more series as provided in Article VI hereof) and 16 000 000 shares without nominal or par value are Common Stock.

      Second: The Board of Directors of the Corporation on
June 4, 1987, at a meeting duly convened and held, adopted a resolution in which was set forth the foregoing amendment to the charter, declaring that the said amendment of the charter was advisable and in the best interests of the Corporation and directing that it be submitted for action thereon to the stockholders of the Corporation.

      Third: That by Waiver and Consent in writing dated the 23rd day of November, 1987, Allegheny Power System,
Inc., the holder of all 13 385 000 outstanding shares of Common Stock of the Corporation, being all of the shares that would have been entitled to vote upon the aforesaid amendment, did waive the holding of a stockholders meeting for the purpose of voting upon said amendment and consented and agreed, by a vote of 13 385 000 shares of said stock, to the adoption of the aforesaid resolution.
The holders of all 872 310 outstanding shares of Cumulative Preferred Stock were not entitled to vote on the amendment.

      Fourth: The amendment of the charter of the Corporation as hereinabove set forth has been duly advised by the Board of Directors and approved and adopted by the stockholders of the Corporation.

      Fifth: (a) The total number of shares of all classes of stock of the Corporation heretofore authorized was 18 850 000 shares, of which 5 450 000 of the par value of $100 each were Cumulative Preferred Stock amounting in the aggregate to $545 000 000 par value) and 13 400 000 shares without nominal or par value were Common Stock.

           (b)  The total number of shares of all
      classes of stock of the Corporation as
      increased is 21 450 000 shares, of which 5 450 000 shares of the par value of $100 each are Cumulative Preferred Stock (amounting in the aggregate to $545 000 000 par value) and 16 000 000 shares without nominal or par value are Common Stock.

           (c)  The preferences, conversion and
      other rights, voting powers, restrictions, limitations as to dividends, and qualifications, of each class of stock of the Corporation as increased are as set forth in the Articles of Incorporation included as part SIXTH of the Agreement and Articles of Merger dated May 31, 1974.

      IN WITNESS WHEREOF, THE POTOMAC EDISON COMPANY has caused these presents to be signed in its name and on its behalf by its President or one of its Vice Presidents and its corporate seal to be hereunto affixed and attested by its Secretary or one of its Assistant Secretaries on December 7, 1987.

                            THE POTOMAC EDISON COMPANY




                            By   PAUL M. HORST, JR.
                                 Vice President

(SEAL)

Attest:




W. H. MacMULLEN
Secretary


                 THE POTOMAC EDISON COMPANY

                    ARTICLES OF AMENDMENT

      The Potomac Edison Company, a Maryland and Virginia corporation having its principal office on Downsville
Pike, Hagerstown, Washington County, Maryland and having its registered office in the Commonwealth of Virginia at 208 South Loudoun Street, Winchester, Virginia
(hereinafter called "the Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland and the State Corporation Commission of the Commonwealth of Virginia that:

      FIRST: The Charter of the Corporation is hereby amended by adding a new Article IX to the Articles of Incorporation included as part SIXTH of the Agreement and Articles of Merger dated May 31,
      1974:
                             IX.

           No director or officer of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, provided that the foregoing shall not eliminate or limit liability of a director or officer (i) to the extent that it is proved that the person actually received an improper benefit or profit in money, property or services, for the amount of the benefit or profit in money, property, or services actually received; or (ii) to the extent that a judgment or final adjudication adverse to the person is entered in a proceeding based on a finding in the proceeding that the person's action or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding;
           or (iii) if the officer or director
           engaged in willful misconduct or a
           knowing violation of the criminal law or of any federal or state securities law.

      SECOND: The Board of Directors of the Corporation on April 7, 1988, at a meeting duly convened and held, adopted a resolution in which was set forth the foregoing amendment to the Charter, declaring that the said amendment of the Charter was advisable and in the best interests of the Corporation and directing that it be submitted for action thereon to the stockholders of the Corporation.

      THIRD: That by Waiver of Notice and Consent in writing dated the 20th day of January, 1989, Allegheny Power System, Inc., the holder of all 13 385 000 outstanding shares of Common Stock of the Corporation, being all of the shares entitled to vote upon the aforesaid amendment, did waive the holdings of a stockholder's meeting for the purpose of voting upon said amendment and consented and agreed, by a vote of 13 385 000 shares of said stock, to the adoption of the aforesaid resolution.
      The holders of all 870 830 outstanding shares of Cumulative Preferred Stock received notice of the foregoing amendment to the Charter but were not entitled to vote on the amendment.

      FOURTH: The amendment of the Charter of the Corporation as hereinabove set forth has been duly advised by the Board of Directors and approved and adopted by the stockholders of the Corporation.

      IN WITNESS WHEREOF, The Potomac Edison Company has caused these presents to be signed in its name and on its behalf by one of its Vice Presidents and its corporate seal to be hereunto affixed and attested by its Secretary or one of its Assistant Secretaries on this 23rd day of January, 1989 and its Vice President acknowledges that these Articles of Amendment are the act and deed of The
Potomac Edison Company and, under the penalties of perjury, that the matters and facts set forth herein with respect to authorization and approval are true in all material respects to the best of his knowledge, information and belief.

                      THE POTOMAC EDISON COMPANY



                      By:   J. D. LATIMER
                            J. D. Latimer, Vice President

(SEAL)

Attest:



W. H. MacMULLEN
Secretary


                 THE POTOMAC EDISON COMPANY

                    ARTICLES OF AMENDMENT

The Potomac Edison Company, a Maryland and a Virginia corporation having its principal office in the State of Maryland on 10435 Downsville Pike, Hagerstown, County of
Washington, State of Maryland, and having its registered office in the Commonwealth of Virginia at 208 South
Loudoun Street, Winchester, Virginia (hereinafter called the Corporation), hereby certifies to the State
Department of Assessments and Taxation of Maryland and the State Corporation Commission of the Commonwealth of Virginia, that:

FIRST: The charter of the Corporation is hereby amended by striking out Article V, as amended by Articles of Amendment dated December 7,
           1987, of the Articles of Incorporation
           included as part SIXTH of the Agreement and Articles of Merger dated May 31, 1974, and inserting in lieu thereof the following:

                             V.

      The total amount of the authorized capital stock of the Corporation is 25 450 000 shares, of which 5 450 000 shares of the par value of $100 each are Cumulative Preferred Stock (amounting in the aggregate to $545 000 000 par value, issuable in one or more series as provided in Article VI hereof) and 20 000 000 shares without nominal or par value are Common Stock.

SECOND:    The Board of Directors of the Corporation on
           November 7, 1991, at a meeting duly convened and held, adopted a resolution in which was set forth the foregoing amendment to the charter, declaring that the said amendment of the charter was advisable and in the best interests of the Corporation and directing that it be submitted for action thereon to the stockholders of the Corporation.

THIRD: That by Waiver and Consent in writing dated the 20th day of February, 1992, Allegheny
           Power System, Inc., the holder of all
           15 885 000 outstanding shares of Common Stock of the Corporation, being all of the shares that would have been entitled to vote upon the aforesaid amendment, did waive the holding of a stockholders meeting for the purpose of voting upon said amendment and consented and agreed, by a vote of 15 885 000 shares of said stock, to the adoption of the aforesaid resolution. The holders of all 868 580 outstanding shares of Cumulative Preferred
           Stock were not entitled to vote on the
           amendment.

FOURTH:    The amendment of the charter of the
           Corporation as hereinabove set forth has been duly advised by the Board of Directors and approved and adopted by the stockholders of the Corporation.

FIFTH:     (a)   The total number of shares of all classes
                 of stock of the Corporation heretofore
                 authorized was 21 450 000 shares, of
                 which 5 450 000 of the par value of $100 each were Cumulative Preferred Stock
                 (amounting in the aggregate to
                 $545 000 000 par value) and 16 000 000
                 shares without nominal or par value were Common Stock.

           (b) The total number of shares of all classes of stock of the Corporation as increased is 25 450 000 shares, of which 5 450 000 shares of the par value of $100 each are Cumulative Preferred Stock (amounting in the aggregate to $545 000 000 par value) and 20 000 000 shares without nominal or par value are Common Stock.

           (c)   The preferences, conversion and other
                 rights, voting powers, restrictions,
                 limitations as to dividends, and
                 qualifications, of each class of stock of the Corporation as increased are as set forth in the Articles of Incorporation included as part SIXTH of the Agreement and Articles of Merger dated May 31,
                 1974.

IN WITNESS WHEREOF, THE POTOMAC EDISON COMPANY has caused these presents to be signed in its name and on its behalf by its President or one of its Vice Presidents and its corporate seal to be hereunto affixed and attested by its Secretary or one of its Assistant Secretaries on March 18, 1992.
                                 THE POTOMAC EDISON COMPANY


(SEAL)                      By   ROBERT B. MURDOCK
                                 Vice President
Attest:

DALE F. ZIMMERMAN
Secretary



                 THE POTOMAC EDISON COMPANY

                    ARTICLES OF AMENDMENT

      The Potomac Edison Company, a Maryland and a
Virginia corporation having its principal office in the State of Maryland on 10435 Downsville Pike, Hagerstown,
County of Washington, State of Maryland, and having its registered office in the Commonwealth of Virginia at 208 South Loudoun Street, Winchester, Virginia
(hereinafter called the Corporation), hereby certifies to the State Department of Assessments and Taxation of Maryland and the State Corporation Commission of the Commonwealth of Virginia, that:

      FIRST: The charter of the Corporation is hereby amended by striking out Article V, as amended by Articles of Amendment dated March 18, 1992 of the Articles of Incorporation included as part SIXTH of the Agreement and Articles of Merger dated May 31, 1974, and inserting in lieu thereof the following:

                             V.

      The total amount of the authorized capital stock of the Corporation is 28 450 000 shares, of which 5 450 000 shares of the par value of $100 each are Cumulative Preferred Stock (amounting in the aggregate to $545 000 000 par value, issuable in one or more series as provided in Article VI hereof) and 23 000 000 shares without nominal or par value are Common Stock.

      SECOND: The Board of Directors of the Corporation on November 5, 1992, at a meeting duly convened and held, adopted a resolution in which was set forth the foregoing amendment to the charter, declaring that the said amendment of the charter was advisable and in the best interests of the Corporation and directing that it be submitted for action thereon to the stockholders of the Corporation.

      THIRD: That by Waiver and Consent in writing dated the 21st day of December, 1992, Allegheny Power System,
Inc., the holder of all 19 885 000 outstanding shares of Common Stock of the Corporation, being all of the shares that would have been entitled to vote upon the aforesaid amendment, did waive the holding of a stockholders meeting for the purpose of voting upon said amendment and consented and agreed, by a vote of 19 885 000 shares of said stock, to the adoption of the aforesaid resolution.
The holders of all 656 580 outstanding shares of Cumulative Preferred Stock were not entitled to vote on the amendment.

      FOURTH: The amendment of the charter of the Corporation as hereinabove set forth has been duly advised by the Board of Directors and approved and adopted by the stockholders of the Corporation.

      FIFTH: (a) The total number of shares of all classes of stock of the Corporation heretofore authorized was 25 450 000 shares, of which 5 450 000 of the par value of $100 each were Cumulative Preferred Stock
(amounting in the aggregate to $545 000 000 par value) and 20 000 000 shares without nominal or par value were Common Stock.

           (b)  The total number of shares of all
      classes of stock of the Corporation as
      increased is 28 450 000 shares, of which 5 450 000 shares of the par value of $100 each are Cumulative Preferred Stock (amounting in the aggregate to $545 000 000 par value) and 23 000 000 shares without nominal or par value are Common Stock.

           (c)  The preferences, conversion and other
      rights, voting powers, restrictions, limitations as to dividends, and qualifications, of each class of stock of the Corporation as increased are as set forth in the Articles of Incorporation included as part SIXTH of the Agreement and Articles of Merger dated May 31, 1974.

      IN WITNESS WHEREOF, THE POTOMAC EDISON COMPANY has caused these presents to be signed in its name and on its behalf by its President or one of its Vice Presidents and its corporate seal to be hereunto affixed and attested by its Secretary or one of its Assistant Secretaries on December 29, 1992.

                      THE POTOMAC EDISON COMPANY




                      By:   J. D. LATIMER
                            Vice President

(SEAL)


Attest:



DALE. F. ZIMMERMAN
Secretary


                 THE POTOMAC EDISON COMPANY

              Articles Supplementary (Maryland)
              Articles of Amendment (Virginia)

1.    The name of the corporation is The Potomac Edison
      Company.

2. Pursuant to the provisions of Article I of the Articles of Incorporation of the corporation included as Part Sixth of the Agreement and Articles of Merger, dated as of May 31, 1974, as amended, the Board of Directors of the Corporations has the power to redeem and reclassify shares of its Cumulative Preferred Stock.

3. Pursuant to said authority, the Board of Directors on September 10, 1992, approved the redemption of all the corporation's outstanding $9.40 Cumulative
      Preferred Stock, Series E, on November 20, 1992.

4.    All rights to the $9.40 Cumulative Preferred Stock,
      Series E, are cancelled effective November 20,
      1992.

5. The 50 000 shares redeemed constitute authorized but unissued shares of the same class, but undesignated as to series.


Dated:  December 29, 1992

                      THE POTOMAC EDISON COMPANY




                      By:   J. D. LATIMER
                            Vice President




                            DALE F. ZIMMERMAN
                            Secretary


                 THE POTOMAC EDISON COMPANY

              Articles Supplemental (Maryland)
              Articles of Amendment (Virginia)


1.    The name of the corporation is The Potomac Edison
      Company.

2. Pursuant to the provisions of Article I of the Articles of Incorporation of the corporation included as Part Sixth of the Agreement and Articles of Merger, dated as of May 31, 1974, as amended, the Board of Directors of the Corporations has the power to redeem and reclassify shares of its Cumulative Preferred Stock.

3. Pursuant to said authority, the Board of Directors on September 10, 1992, approved the redemption of all the corporation's outstanding $9.64 Cumulative
      Preferred Stock, Series H, on November 20, 1992.

4.    All rights to the $9.64 Cumulative Preferred Stock,
      Series H, are cancelled effective November 20,
      1992.

5. The 150 000 shares redeemed constitute authorized but unissued shares of the same class, but undesignated as to series.




Dated:  December 29, 1992

                      THE POTOMAC EDISON COMPANY



                      BY:   J. D. LATIMER
                            Vice President




                            DALE F. ZIMMERMAN
                            Secretary


                      THE POTOMAC EDISON COMPANY

                   Articles Supplementary (Maryland)

                   Articles of Amendment (Virginia)


      The Potomac Edison Company, a Maryland and Virginia corporation, having its principal office at 10435
Downsville Pike, Hagerstown, Maryland 21740 (hereinafter referred to as the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland and the Virginia State Corporation Commission that:


      First:     The name of the corporation is The
      Potomac Edison Company.

      Second:    Pursuant to the provisions of Article VI
      of the Articles of Incorporation of the Corporation included as Part SIXTH of the Agreement and Articles of Merger, dated as of May 31, 1974, as amended, the Board of Directors of the Corporation has authorized and acquired:

      a).  25 954 shares of 4.70% Cumulative Preferred
           Stock, Series B through its purchase fund; and

      b).  24 000 shares of $7.16 Cumulative Preferred
           Stock, Series J through its mandatory sinking fund.

By the terms of Article VI of the Articles of Incorporation of the Corporation, said shares of Cumulative Preferred Stock may not be reissued.

      Third:     The number of authorized shares of the
      corporation remaining after the acquisition of the outstanding shares, itemized by class and series is as follows:

      a). 23 000 000 shares of Common Stock without nominal or par value;

      b).  5 400 046 shares of Cumulative Preferred
           Stock, $100 par value consisting of the
           following series:

           1.    63 784 shares of 3.60% Cumulative
                 Preferred Stock;

           2.    100 000 shares of $5.88 Cumulative
                 Preferred Stock, Series C;

           3.    50 000 shares of $7.00 Cumulative
                 Preferred Stock, Series D;

           4.    50 000 shares of $8.32 Cumulative
                 Preferred Stock, Series F;

           5.    100 000 shares of $8.00 Cumulative
                 Preferred Stock, Series G;

           6.    276 000 shares of $7.16 Cumulative
                 Preferred Stock, Series J; and

           7.    4 760 262 shares of undesignated
                 preferred stock.

      Fourth:    No amendment to the charter is effected
      by the articles supplementary filed in Maryland, their sole purpose being to record the reduction of authorized shares resulting from the acquisition of shares that by the terms of the charter may not be reissued.

      Fifth:     The reduction in the number of authorized
      shares has heretofore been authorized by the Board of Directors of the Corporation and the Board of Directors at their meeting on November 3, 1993 duly advised the adoption of the foregoing articles supplementary and articles of amendment.

      IN WITNESS WHEREOF, THE POTOMAC EDISON COMPANY has caused these presents to be signed in its name and on its behalf by its Vice President and its corporate seal to be hereunder affixed and attested by its Secretary on this 4th day of November, 1993, and its Vice President acknowledges that these articles supplementary and articles of amendment are the act and deed of THE POTOMAC
EDISON COMPANY and, under the penalties of perjury, that the matters and facts set forth herein are true in all material respects to the best of his knowledge, information and belief.

                      The Potomac Edison Company


                 By:  J. D. LATIMER
                      James D. Latimer
                      Vice President
Attest:


DALE F. ZIMMERMAN
Dale F. Zimmerman
Secretary

                 THE POTOMAC EDISON COMPANY

              Articles Supplementary (Maryland)

              Articles of Amendment (Virginia)


      The Potomac Edison Company, a Maryland and Virginia corporation, having its principal office at 10435 Downsville Pike, Hagerstown, Maryland 21740 (hereinafter referred to as the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland and the Virginia State Corporation Commission that:

      First:     The name of the corporation is The Potomac Edison Company.

      Second:Pursuant to the provisions of Article VI of the Articles of Incorporation of the Corporation included as Part SIXTH of the Agreement and Articles of Merger, dated as of May 31, 1974, as amended, the Board of Directors of the Corporation has authorized and acquired 12,000 shares of $7.16 Cumulative Preferred Stock, Series J through its mandatory sinking fund.

      By the terms of Article VI of the Articles of Incorporation of the Corporation, said shares of Cumulative Preferred Stock may not be reissued.

      Third:     The number of authorized shares of the corporation
remaining after the acquisition of the outstanding shares, itemized by class and series is as follows:

      a).  23,000,000 shares of Common Stock without nominal or par value;

      b). 5,388,046 shares of Cumulative Preferred Stock, $100 par value consisting of the following series:

           1.    63,784 shares of 3.60% Cumulative Preferred Stock;

           2.    100,000 shares of $5.88 Cumulative Preferred Stock, Series C;

           3.    50,000 shares of $7.00 Cumulative Preferred Stock, Series D;

           4.    50,000 shares of $8.32 Cumulative Preferred Stock, Series F;

           5.    100,000 shares of $8.00 Cumulative Preferred Stock, Series G;

           6.    264,000 shares of $7.16 Cumulative Preferred Stock, Series J;
                 and

           7.    4,760,262 shares of undesignated preferred stock.


      Fourth:No amendment to the charter is effected by the articles supplementary filed in Maryland, their sole purpose being to record the reduction of authorized shares resulting from the acquisition of shares that by the terms of the charter may not be reissued.

      Fifth:     The reduction in the number of authorized shares has
heretofore been authorized by the Board of Directors of the Corporation and the Board of Directors at their meeting on September 8, 1994 duly advised the adoption of the foregoing articles supplementary and articles of amendment.

      IN WITNESS WHEREOF, THE POTOMAC EDISON COMPANY has caused these presents to be signed in its name and on its behalf by its Vice President and its corporate seal to be hereunder affixed and attested by its Secretary on this 5th day of October, 1994, and its Vice President acknowledges that these articles supplementary and articles of amendment are the act and deed of THE POTOMAC EDISON COMPANY and, under the penalties of perjury, that the matters and facts set forth herein are true in all material respects to the best of his knowledge, information and belief.

                      The Potomac Edison Company



                      By:         ROBERT B. MURDOCK
                            Robert B. Murdock, Vice President



Attest:




     DALE F. ZIMMERMAN
Dale F. Zimmerman, Secretary